As filed with the Securities and Exchange Commission on August 28, 2024

1933 Act File No. 333-280771

1940 Act File No. 811-23983

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 1

Gladstone Alternative Income Fund

(Exact Name of Registrant as Specified in Charter)

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(703) 287-5800

(Registrant’s Telephone Number, including Area Code)

David Gladstone

Gladstone Alternative Income Fund

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

William J. Tuttle, P.C.

Erin M. Lett

Kirkland & Ellis LLP

1301 Pennsylvania Ave, N.W.

Washington, D.C. 20004

Tel: (202) 389-5000

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus (subject to completion) dated August 28, 2024

Gladstone Alternative Income Fund

PROSPECTUS

Class I Shares

Class A Shares

Class C Shares

Class U Shares

The Fund. We are a non-diversified, closed-end management investment company that continuously offers our common shares of beneficial interest (the “Shares”) and is operated as an “interval fund.” We have applied for exemptive relief from the SEC that, if granted, will permit us to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. There is no assurance, however, that the relief will be granted. We currently offer one class of Shares, Class I Shares. Upon receiving the exemptive relief, we will also offer Class A Shares, Class C Shares and Class U Shares and may offer additional classes of Shares in the future. The Class A Shares, Class C Shares and Class U Shares will not be offered to investors until the exemptive relief is obtained. We intend to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. Our primary investment objective is to (i) achieve and grow current income by investing primarily in debt securities of established businesses or real estate holding intermediaries that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to shareholders that grow over time; and (ii) provide our shareholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, including in connection with our debt investments, that we believe can grow over time to permit us to sell our equity investments for capital gains. No assurance can be given that our investment objective will be achieved, and you could lose all of your investment in us.

Investment Strategy. We will seek to achieve our investment objective primarily by investing in directly originated loans to lower and middle market private businesses in the United States, broadly syndicated loans and commercial real estate loans. We may also make equity investments, including in connection with our directly originated loans. We will seek to avoid investing in high-risk, pre-revenue, early-stage enterprises. We expect that most, if not all, of the debt securities we acquire will not be rated by a rating agency. Investors should assume that these loans would be rated below what is considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.

Interval Fund/Repurchase Offers. We are an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value (“NAV”) per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of our Board of Trustees (the “Board” or “Board of Trustees,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, we currently expect to offer to repurchase 5% of the outstanding Shares at NAV, which is the minimum amount permitted.

When a repurchase offer commences, we send written notice to each shareholder at least 21 days before the date by which shareholders can tender their Shares in response to a repurchase offer (the “Repurchase Request Deadline”). The repurchase price will be our NAV per Share as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. We expect to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. See “Principal Risks of the Fund — We will offer to repurchase a limited percent of Shares each quarter, which may affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments and may also have the effect of increasing transaction costs and reducing returns to shareholders.”” and “Periodic Repurchase Offers.”

Investment Adviser. Our investment adviser is Gladstone Management Corporation (the “Adviser”). As of June 30, 2024, the Adviser had approximately $4.2 billion in total assets under management.

Securities Offered. We are continuously offering, pursuant to this prospectus, an unlimited number of Shares. We are currently offering Class I Shares. We intend to offer Class A Shares, Class C Shares and Class U Shares at a later date. We have applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) that, if granted, will permit us to issue multiple classes of Shares and to, among other things, impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements. Only certain investors are eligible to purchase Class I Shares. The maximum sales load is 5.75% of the amount invested for Class A Shares, while Class I Shares, Class C Shares and Class U Shares are not subject to front-end sales loads. The minimum initial investment in Class I Shares, Class A Shares, Class C Shares and Class U Shares by any investor is $250,000, $5,000, $5,000 and $5,000, respectively, per account. We reserve the right to waive the minimum initial investment requirement for any investor. Shares are being offered initially through Gladstone Securities, LLC (the “Distributor”), an affiliate of the Adviser, on a best-efforts basis. The Distributor is not obligated to sell any specific number of Shares, nor have arrangements been made to place shareholders’ funds in escrow, trust or similar arrangement.

Investment Risks. An investment in the Shares involves certain risks, including risks relating to our use of leverage and investments in securities of small, private and developing businesses. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and personal financial situation and (ii) consider factors such as an investor’s net worth, income, age, risk tolerance and liquidity needs. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before buying any of the Shares, you should carefully consider the information mentioned below together with all of the other information contained in this prospectus, including the discussion of the “Principal Risks of the Fund” beginning on page 13 of this prospectus.

• Unlike many closed-end funds, the Shares will not be listed for trading on any national securities exchange and we do not currently intend to list the Shares for trading on any national securities exchange. Accordingly, there is currently no secondary market for the Shares and we do not expect a secondary market to develop.

• Even though we will make quarterly repurchase offers for our outstanding Shares (currently expected to be for 5% per quarter), investors should consider Shares to be an illiquid investment.

• There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

• An investor in Class A Shares, if offered, will pay a sales load of up to 5.75% and offering expenses of up to [ ]% on the amounts it invests. If an investor in Class A Shares invests the maximum aggregate of [ ]% for sales load and offering expenses, such investor must experience a total return on such investment of [ ]% in order to recover these expenses.

There is no assurance that we will be able to maintain a certain level of, or at any particular time make any, distributions to shareholders.

Total Offering

	Class I Shares	Class A Shares	Class C Shares	Class U Shares	Total
Public Offering Price(1)	Current Net Asset Value	Current Net Asset Value plus applicable Sales Charge	Current Net Asset Value	Current Net Asset Value	Unlimited

Sales Charge (Load) as a percentage of purchase amount	None	5.75%(2)	None(3)	None(4)	Up to 5.75%

Proceeds to Fund(5)	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value	Unlimited

(1)

The Shares will be offered at an initial public offering price of $[●] per Share. Following the initial day of operations, Shares will be sold at a public offering price equal to the then-current net asset value per Share, plus any applicable sales charge. See “Plan of Distribution.”

(2)

Investments in Class A Shares will be sold subject to a sales charge of up to 5.75% of the investment, which includes up to 5.00% of the price per Share for sales commissions and up to 0.75% of the price per Share for dealer manager fees. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares. See “Prospectus Summary—The Offering.”

(3)	Class C Shares redeemed during the first 365 days after purchase may be subject to a contingent deferred sales charge equal to 1.00% of the invested amount.

(4)

While we and the Distributor will not impose a front-end sales charge on the Class U Shares, if you purchase Class U Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

(5)	Offering and organizational expenses are estimated to be approximately $[●].

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about us that a prospective investor ought to know before investing in the Shares.

We have filed with the SEC a Statement of Additional Information (“SAI”), dated [●], 2024, containing additional information about us. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. We will also produce both annual and semi-annual reports that will contain important information about us. Copies of the SAI and our annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling us (collect) at (703) 287-5800 or by writing to us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. You may also call this telephone number to request other information about us or to make shareholder inquiries. The SAI is, and the annual reports and the semi-annual reports will be, made available free of charge on our website at [●]. Information on, or accessible through, our website is not a part of, and is not incorporated into, this prospectus. You may review information about us, including the SAI and other material information incorporated by reference into our registration statement on the SEC’s Internet site at www.sec.gov.

We are responsible for the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that we have authorized or verified it. We are not making an offer of the Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Shares.

The date of this prospectus is [●], 2024.

i

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in Shares. You should review the more detailed information contained in this prospectus and in the SAI. In particular, you should carefully read the risks of investing in the Shares, as discussed under “Principal Risks of the Fund.”

THE FUND	We are a non-diversified, closed-end management investment company that continuously offers Shares and is operated as an “interval fund.”

THE OFFERING

We are continuously offering, pursuant to this prospectus, an unlimited number of Shares. We are currently offering Class I Shares. We intend to offer Class A Shares, Class C Shares and Class U Shares at a later date. We have applied for exemptive relief from the SEC that, if granted, will permit us to issue multiple classes of Shares and to, among other things, impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. Only certain investors are eligible to purchase Class I Shares. See “Plan of Distribution.”

Class I Shares are, and Class C Shares and Class U Shares will be, sold at an offering price equal to NAV per Share of such class. Class A Shares will be sold at an offering price equal to NAV per Share of the Class A Shares plus a sales load of 5.75% of the amount invested. While neither we nor the Distributor impose an initial sales charge on Class I Shares, Class C Shares or Class U Shares, if you buy Class U Shares through certain financial firms, those financial firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. The minimum initial investment in Class I Shares, Class A Shares, Class C Shares and Class U Shares by any investor is $250,000, $5,000, $5,000 and $5,000, respectively, per account. We reserve the right to waive the minimum initial investment requirement for any investor. There is no minimum subsequent investment amount for any class of Shares.

Shares are offered through the Distributor, as principal underwriter, on a best-efforts basis. For additional information regarding the Class I Shares, Class A Shares, Class C Shares or Class U Shares, please see “Plan of Distribution” in this prospectus. We reserve the right to reject an investor’s order to purchase Shares for any reason.

PERIODIC REPURCHASE OFFERS

We are an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, we currently expect to offer to repurchase 5% of the outstanding Shares at NAV, which is the minimum amount permitted. We will make quarterly repurchase offers. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days before the date by which shareholders can tender their Shares in response to a repurchase offer (the “Repurchase Request Deadline”). The Shares are not listed on any securities exchange, and we anticipate that no secondary market will develop for the Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, our repurchase offers may subject us and shareholders to special risks. See “Principal Risks of the Fund— We will offer to repurchase a limited percent of Shares each quarter, which may affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments and may also have the effect of increasing transaction costs and reducing returns to shareholders.” For example, it is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased.

INVESTMENT OBJECTIVE

Our primary investment objective is to (i) achieve and grow current income by investing primarily in debt securities of established businesses or real estate holding intermediaries that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to shareholders that grow over time; and (ii) provide our shareholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, including in connection with our debt investments, that we believe can grow over time to permit us to sell our equity investments for capital gains. No assurance can be given that our investment objective will be achieved, and you could lose all of your investment in us.

INVESTMENT STRATEGIES

To achieve our investment objective, we will seek to invest in several categories of debt and equity securities, with individual investments in a particular portfolio company generally ranging from $1 million to $30 million, although investment size may vary, depending upon our total assets and available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 85% in debt securities (which we expect to consist primarily of directly originated loans, broadly syndicated loans or commercial real estate loans) and 15% in equity securities, at cost. Unless the context otherwise requires, any references to “portfolio companies” in this prospectus includes the borrower under any of our commercial real estate loans.

Direct Lending. With respect to our directly originated loans, we intend to primarily focus on lower and middle market private businesses in the United States that meet certain criteria, including: our and the business’ forecasts regarding the business’ ability to maintain adequate free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, market comparable and capitalization rates and the potential to realize appreciation and gain liquidity in our equity position, if any. We expect that such portfolio companies will generally have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of between $2 million and $75 million, although the target annual EBITDA of our portfolio companies may increase as our portfolio grows. We will invest in portfolio companies that seek funds for management buyouts and/or for growth capital, to finance acquisitions, to recapitalize or, to a lesser extent, to refinance their existing debt facilities. We seek to avoid investing in high-risk, pre-revenue, early-stage enterprises.

In general, we expect our investments in debt securities to have a term of no more than seven years, accrue interest at variable rates based on the 30-day Secured Overnight Financing Rate (“SOFR”) and, to a lesser extent, at fixed rates. We intend to seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees are fees that accrue at a set or negotiated rate and are contractually due upon a change of control of the portfolio company. Some of our debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”) interest.

Broadly Syndicated Loans. Broadly syndicated loans are typically (i) originated and structured by banks on behalf of corporate borrowers with EBITDAs larger than those of the lower and middle market companies described above, (ii) distributed by the arranging bank to a diverse group of investors, (iii) rated by two or more credit rating agencies and (iv) relatively liquid and readily tradable as compared to the directly originated loans that comprise our direct lending strategy, as such loans are attractive to a larger number of market participants due to the credit ratings and large group of holders, and are traded by large financial institutions. The borrowers often use the proceeds of broadly syndicated loans for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings and financing capital expenditures. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants. We may invest in broadly syndicated loans through assignments or participations.

Commercial Real Estate Loans. We expect our investments in commercial real estate loans to take the form of (i) senior mortgage loans, which are privately negotiated mortgage loans that are secured by a first mortgage on the commercial properties, (ii) subordinated debt, which includes structurally subordinated first mortgage loans and junior participations in first mortgage loans that are secured by a first mortgage on the commercial property and (iii) mezzanine loans, which are subordinated to the first lien mortgage loans and are secured by either the borrower’s equity ownership in the property or he a second lien mortgage on the property. We expect the commercial properties securing or underlying our real estate loans to be either office or industrial properties.

Equity Investments. We expect our investments in equity securities to typically take the form of common stock, preferred stock, limited liability company interests, warrants or options to purchase any of the foregoing. We expect that these equity investments will often occur in connection with our original investment in, or buyouts and recapitalizations of, a business, or refinancing existing debt. We anticipate that liquidity in our equity positions will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights.

In order to have sufficient liquidity for the quarterly repurchases of the Shares, for cash management and for other purposes, we expect to invest a portion of our assets in U.S. Government securities, registered money market funds, commercial paper, bankers’ acceptances and repurchase agreements.

We may invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted the Adviser and certain of its affiliates an exemptive order (the “Co-Investment Order”) that expands our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital Corporation (“Gladstone Capital”) and Gladstone Investment Corporation (“Gladstone Investment”), each a business development company that is advised by the Adviser, and any future business development company or registered closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. We believe the Co-Investment Order will enhance our ability to further our investment objective and strategies. If we determine it would be beneficial to co-invest in negotiated transactions with any real estate investment trusts (“REITs”) managed by the Adviser, the Adviser would seek an amendment to the Co-Investment Order to cover such affiliates.

INVESTMENT PROCESS

We will have access to the investment professionals at the Adviser, including approximately 30 individuals who focus on investments involving middle market companies similar to those that form a portion of our investment strategy. We intend to benefit from the Adviser’s over 20 years of experience in sourcing, evaluating and negotiating investments in middle market companies and to gain access to deal flow from the Adviser’s network of contacts in the middle market investing space.

To originate investments, the Adviser’s investment professionals will use an extensive referral network comprised primarily of private equity sponsors, private credit managers, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers, brokers and other intermediaries. The Adviser’s investment professionals will review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objective, the investment professionals will seek an initial screening of the opportunity with our president, John Sateri, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of David Gladstone, John Sateri, Terry Lee Brubaker and Laura Gladstone. If this LOI is issued, then the Adviser and the Distributor (collectively, the “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee. Our investment decisions are made on our behalf by the investment committee upon approval of at least 75% of the investment committee.

LEVERAGE

We intend to utilize leverage for investment and other general corporate purposes. The Investment Company Act of 1940, as amended (the “1940 Act”) currently restricts us, as a registered closed-end fund, from issuing senior securities representing indebtedness unless our total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1⁄3% of our total net assets, including assets attributable to such leverage). In addition, the 1940 Act currently restricts us from issuing senior securities representing stock unless immediately after such issuance the value of our total net assets is at least 200% of the liquidation value of our outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through all senior securities to 50% of our total net assets). The amount of leverage that we employ at any particular time will depend on the Adviser’s and the Board’s assessments of market conditions and other factors at the time of any proposed borrowing or issuance, and we currently expect such leverage to primarily be in the form of loans from banks.

INVESTMENT ADVISER

The Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of the Board, the Adviser provides investment advisory and management services to us pursuant to an investment advisory agreement (the “Advisory Agreement”), by and between us and the Adviser. The principal executive office of the Adviser is located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. As of June 30, 2024, the Adviser had approximately $4.2 billion in total assets under management.

Pursuant to the Advisory Agreement, the Adviser will receive (i) a management fee calculated at an annual rate of 1.25%, payable monthly in arrears, accrued daily based upon our average daily net assets and (ii) an incentive fee based on net investment income in excess of a hurdle rate.

PORTFOLIO MANAGERS

Our Adviser takes a team approach to portfolio management; however, the following persons, whom we refer to collectively as the “Portfolio Managers”, will be primarily responsible for the day-to-day management of our portfolio: David Gladstone, John Sateri, Terry Lee Brubaker and Laura Gladstone.

DISTRIBUTIONS

We intend to distribute substantially all of our net investment income to shareholders in the form of dividends. We intend to declare income dividends daily and distribute them monthly to shareholders of record. In addition, we intend to distribute any net capital gains we earn from the sale of portfolio securities to shareholders no less frequently than annually.

Unless shareholders specify otherwise, dividends will be reinvested in Shares in accordance with our dividend reinvestment plan. See “Distributions” and “Dividend Reinvestment Plan.”

DISTRIBUTOR, ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Distributor, an affiliate of the Adviser, will serve as our principal underwriter and the distributor of Shares on a best-efforts basis. The Distributor may enter into selling agreements with certain broker dealers relating to the distribution of the Shares. Gladstone Administration, LLC (the “Administrator”), an affiliate of the Adviser, will provide certain administrative services to us pursuant to an administration agreement (the “Administration Agreement”), by and between us and the Administrator. [●] will serve as the primary custodian of our assets. SS&C GIDS, Inc. will serve as our transfer agent and dividend disbursement agent and SS&C Technologies, Inc., ALPS Fund Services, Inc. and DST Asset Manager Solutions, Inc. are expected to provide other administrative and compliance services.

UNLISTED CLOSED-END FUND STRUCTURE; LIMITED LIQUIDITY

We will not list the Shares for trading on any securities exchange. There is currently no secondary market for the Shares and we do not expect any secondary market to develop for the Shares. Our shareholders are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because we are an unlisted closed-end fund. In order to provide liquidity to shareholders, we are structured as an “interval fund” and conduct periodic repurchase offers for a portion of our outstanding Shares, as described herein. An investment in the Shares is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Shares.

INVESTOR SUITABILITY

An investment in the Shares should be considered speculative and involving a high degree of risk, including the risk of a loss of some or all of the amount invested. An investment in the Shares is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal financial situation and (ii) consider factors such as the investor’s net worth, income, age, risk tolerance and liquidity needs. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. An investment in the Shares should not be viewed as a complete investment program.

PRINCIPAL RISKS OF THE FUND

Investing in the Shares involves risks, including the risk that shareholders may receive little or no return on their investment or may lose part or all of their investment. The NAV of the Shares will fluctuate with and be affected by, among other things, various of our principal investment risks and our investments, which are summarized below. For a more complete discussion of the risks of investing in the Shares, see “Principal Risks of the Fund” in this prospectus.

•   We are a new fund with no operating history and we are subject to all of the business risks and uncertainties associated with any new business enterprise.

•   Market conditions could negatively impact our business and volatility in the markets may make it more difficult to raise capital.

•   We will operate in a highly competitive market for investment opportunities and the Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement could cause us to suffer losses or underperform other funds with the same investment objective or strategies.

•   Our investments in lower and middle market companies will be extremely risky and could cause you to lose all or a part of your investment.

•   Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and/or we could be subject to lender liability claims.

•   The lack of liquidity of our privately held investments may adversely affect our business.

•   Because we expect that the majority of the loans we make and equity securities we receive when we make loans will not be publicly traded, there will be uncertainty regarding the value of our privately held securities.

•   Changes in interest rates may negatively impact our investments and have an adverse effect on our business.

•   A change in interest rates may adversely affect our profitability and any hedging strategy we adopt may expose us to additional risks.

•   Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

•   We expect to invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

•   Our investments typically will be long-term and will require several years to realize liquidation events and we cannot give any assurance that our investments will appreciate in value or that such appreciation will ultimately be realized.

•   We may be subject to risks associated with broadly syndicated loans.

•   We may invest in assignments and participations.

•   We may invest in “covenant-lite” loans and, as such, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

•   The commercial real estate loans we acquire may be subject to delinquency, foreclosure and loss, any or all of which could result in losses to us.

•   We may need to foreclose on certain of the real estate loans we originate or acquire and may take title to the properties securing such loans.

•   A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could adversely affect our business, financial condition and results of operations.

•   Any B-Notes or mezzanine real estate debt we acquire may be subject to losses. The B-Notes we acquire may be subject to additional risks relating to the privately negotiated structure and terms of the transaction, which may result in losses to us.

•   We may invest in equities of companies or preferred stock.

•   Volatility in the capital markets may make it more difficult to raise capital and may adversely affect the valuations of our investments.

•   We may experience fluctuations in our semi-annual and annual results based on the impact of inflation in the United States.

•   Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

•   Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

•   When we are a debt or non-control equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

•   The potential to acquire confidential or material non-public information or be restricted from initiating transactions in certain securities may adversely affect our business.

•   Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

•   We expect to finance certain of our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•   Prepayments of our investments by our portfolio companies could adversely impact our business.

•   Portfolio company litigation or other litigation or claims against us could result in additional costs and the diversion of management time and resources.

•   The disposition of our investments may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

•   Complying with the RIC requirements may be difficult in light of our investments and operations. If for any taxable year we were to fail to qualify as a RIC under Subchapter M of the Code, all of our taxable income would be subject to tax at regular corporate rates without any deduction for distributions.

•   We are “non-diversified,” which means that we may invest a significant portion of our assets in the securities of a small number of issuers than a diversified fund.

•   We will offer to repurchase a limited percent of Shares each quarter, which may affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments and may also have the effect of increasing transaction costs and reducing returns to shareholders.

•   Because the Shares do not trade on a national securities exchange and we will only offer to repurchase a limited percent of Shares each quarter, your ability to liquidate your investment may be substantially limited.

•   Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, or the operations of businesses in which we invest, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business.

•   We are subject to risks associated with artificial intelligence and machine learning technology.

•   We are subject to risks related to corporate social responsibility.

•   We are dependent on information systems and systems failures could significantly disrupt our business.

•   We are dependent upon the key management personnel of the Adviser, particularly David Gladstone, John Sateri, Terry Lee Brubaker and Laura Gladstone, and on the continued operations of the Adviser for our future success.

•   Our success will depend on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

•   The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•   The Adviser’s liability is limited under the Advisory Agreement, and we are required to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

•   There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

•   Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

•   We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

•   We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

•   The valuation process for certain of our portfolio holdings creates a conflict of interest.

•   There is a risk that you may not receive distributions or that distributions may not grow over time.

•   Investing in the Shares may involve an above average degree of risk and therefore, an investment in the Shares may not be suitable for someone with lower risk tolerance.

•   Distributions to our shareholders may include a return of capital.

•   Public health threats may adversely impact the businesses in which we invest and affect our business, operating results and financial condition.

•   We are subject to restrictions that may discourage a change of control.

TAXATION AS A RIC

We intend to elect to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, we will generally not be subject to U.S. federal corporate income tax on the income and gains we distribute. To qualify as a regulated investment company under the Code, we need to satisfy certain requirements. First, the income requirement generally requires us to derive with respect to each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships. Second, the diversification requirement generally requires that, at the end of each quarter: (1) at least 50% of our total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of our total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of our total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships. Third, the distribution requirement generally requires us to distribute an amount equal to at least the sum of 90% of our investment company taxable income and 90% of our tax-exempt income, if any, for the year. See “Tax Matters” below for further discussion.

SUMMARY OF FUND EXPENSES

This table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):

	Class I Shares	Class A Shares	Class C Shares	Class U Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None(1)
Maximum Contingent Deferred Sales Charge	None	None	1.00%	None
Dividend Reinvestment Fees	None	None	None	None
Repurchase Fee (as a percentage of amount redeemed)	None(2)	None(2)	None(2)	None(2)

(1)

While neither we nor the Distributor impose a sales charge on Class I Shares, Class C Shares or Class U Shares, if you buy the Class U Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

(2)	Class C Shares redeemed during the first 365 days after their purchase may be subject to a contingent deferred sales charge.

Annual Fund Operating Expenses (as a percentage of net assets attributable to common Shares):

	Class I Shares	Class A Shares	Class C Shares	Class U Shares
Management Fee(1)	1.25%	1.25%	1.25%	1.25%
Incentive Fee(2)	None	None	None	None
Interest Payments on Borrowed Funds(3)	1.83%	1.83%	1.83%	1.83%
Servicing Fee(4)	N/A	0.25%	0.25%	N/A
Distribution Fee(5)	N/A	N/A	0.75%	0.75%
Other Expenses(6)	3.40%	3.40%	3.40%	3.40%
Total Annual Fund Operating Expenses(7)	6.48%	6.73%	7.48%	7.23%

(1)

The management fee is calculated at an annual rate of 1.25%, payable monthly in arrears, accrued daily based upon our average daily net assets. “Net assets” means the total value of all our assets, less an amount equal to all of our accrued debts, liabilities and obligations and before taking into account any management or incentive fees payable or contractually due but not payable during the period.

(2)

The incentive fee is payable quarterly in arrears and equals 15.0% of our net investment income (before giving effect to any incentive fee) that exceeds 1.75% of our net assets at the end of the immediately preceding calendar quarter, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”), subject to a “catch-up” feature. The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate;

•

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.0588% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter; and

•

15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0588% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter.

(3)

We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. The figure in the table assumes that we borrow for investment purposes an amount equal to 25% of our weighted average net assets in the initial 12-month period of the offering and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 7.33%. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market. We do not currently intend to issue preferred shares during the 12 months following effectiveness of the registration statement of which this prospectus forms a part.

(4)

Class A Shares and Class C Shares may charge a shareholder servicing fee of up to 0.25% per year. We may use this fee to compensate financial intermediaries or financial institutions for providing ongoing services in respect of clients with whom they have distributed Shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and us, account reconciliations with our transfer agent, facilitation of electronic delivery to clients of fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as we or the Adviser may reasonably request.

(5)

Class C Shares and Class U Shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C Shares and Class U Shares, respectively, and is payable on a quarterly basis. See “Plan of Distribution.”

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year and assume average net assets of $75 million.

(7)	“Total Annual Fund Operating Expenses” does not reflect expected expense support payments made by the Adviser pursuant to its Expense Support and Conditional Reimbursement Agreement.

Example

The following example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The example illustrates the expenses that you would pay on a $1,000 investment in the Shares, assuming a 5% annual return and payment of the maximum Sales Charge (load) applicable to such class of Shares and does not include any expense support from the Adviser.

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$64	$190	$312	$602
Class A Shares	$120	$243	$361	$640
Class C Shares	$74	$216	$352	$662
Class U Shares	$72	$210	$342	$647

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the Other Expenses set forth in the Annual Fund Operating Expenses table above are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same each year, except to reduce annual expenses upon completion of organization and offering expenses and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

We are a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). We continuously offer the Shares and are operated as an “interval fund.” We currently offer one class of Shares, Class I Shares, and intend to offer additional classes of Shares, the Class A Shares, Class C Shares and Class U Shares, at a later date. We intend to rely on exemptive relief from the SEC that, if granted, will permit us to issue multiple classes of Shares and to, among other things, impose asset-based distribution fees and early-withdrawal fees. There is no assurance, however, that the relief will be granted. We were organized as a Delaware statutory trust on May 29, 2024, pursuant to the Declaration and Agreement of Trust (as amended and restated, the “Declaration of Trust”). We have no operating history. Our principal office is located at 1521 Westbranch Drive, Suite 100, McLean, VA 22102, and our telephone number is (703) 287-5800.

USE OF PROCEEDS

We will invest the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with our investment objective and policies as described below. We anticipate that we will be able to invest all or substantially all of the net proceeds in accordance with our investment objective and strategies within six months after receipt of the proceeds, depending on the amount and timing of proceeds and the availability of investments consistent with our investment objective and strategies. We expect it may take up to six months to invest the proceeds of this offering due to the time and resources required to source, diligence and negotiate the direct lending investments that form a principal part of our investment strategy. Pending the investment of the proceeds pursuant to our investment objective and strategies, we intend to invest the proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from the offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS

Investment Objective

Our primary investment objective is to (i) achieve and grow current income by investing primarily in debt securities of established businesses or real estate holding intermediaries that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to shareholders that grow over time; and (ii) provide our shareholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, including in connection with our debt investments, that we believe can grow over time to permit us to sell our equity investments for capital gains. No assurance can be given that our investment objective will be achieved, and you could lose all of your investment in us. Although no change is anticipated, our investment objective may be changed without shareholder approval upon 60 days’ notice to shareholders.

Investment Strategies

To achieve our investment objective, we will seek to invest in several categories of debt and equity securities, with individual investments in a particular portfolio company generally ranging from $1 million to $30 million, although investment size may vary, depending upon our total assets and available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 85% in debt securities (which we expect to consist primarily of directly originated loans, broadly syndicated loans or commercial real estate loans) and 15% in equity securities, at cost.

Direct Lending. With respect to our directly originated loans, we intend to primarily focus on lower and middle market private businesses in the United States that meet certain criteria, including: our and the business’ forecasts regarding the business’ ability to maintain adequate free cash flow and the business’ ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, market comparable and capitalization rates and the potential to realize appreciation and gain liquidity in our equity position, if any. We expect that such portfolio companies will generally have annual EBITDAs of between $2 million and $75 million, although the target annual EBITDA of our portfolio companies may increase as our portfolio grows. We will invest in portfolio companies that seek funds for management buyouts and/or for growth capital, to finance acquisitions, to recapitalize or, to a lesser extent, to refinance their existing debt facilities. We seek to avoid investing in high-risk, pre-revenue, early-stage enterprises.

In general, we expect our investments in debt securities to have a term of no more than seven years, accrue interest at variable rates based on the 30-day SOFR and, to a lesser extent, at fixed rates. We intend to seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees are fees that accrue at a set or negotiated rate and are contractually due upon a change of control of the portfolio company. Some of our debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called PIK interest.

Broadly Syndicated Loans. Broadly syndicated loans are typically (i) originated and structured by banks on behalf of corporate borrowers with EBITDAs larger than those of the lower and middle market companies described above, (ii) distributed by the arranging bank to a diverse group of investors, (iii) rated by two or more credit rating agencies and (iv) relatively liquid and readily tradable as compared to the directly originated loans that comprise our direct lending strategy, as such loans are attractive to a larger number of market participants due to the credit ratings and large group of holders, and are traded by large financial institutions. The borrowers often use the proceeds of broadly syndicated loans for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings and financing capital expenditures. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants. We may invest in broadly syndicated loans through assignments or participations.

Commercial Real Estate Loans. We expect our investments in commercial real estate loans to take the form of (i) senior mortgage loans, which are privately negotiated mortgage loans that are secured by a first mortgage on the commercial properties, (ii) subordinated debt, which includes structurally subordinated first mortgage loans and junior participations in first mortgage loans that are secured by a first mortgage on the commercial property and (iii) mezzanine loans, which are subordinated to the first lien mortgage loans and are secured by either the borrower’s equity ownership in the property or he a second lien mortgage on the property. We expect the commercial properties securing or underlying our real estate loans to be either office or industrial properties.

Equity Investments. We expect our investments in equity securities to typically take the form of common stock, preferred stock, limited liability company interests, warrants or options to purchase any of the foregoing. We expect that these equity investments will often occur in connection with our original investment in, or buyouts and recapitalizations of, a business, or refinancing existing debt. We anticipate that liquidity in our equity positions will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights.

In order to have sufficient liquidity for the quarterly repurchases of the Shares, for cash management and for other purposes, we expect to invest a portion of our assets in U.S. Government securities, registered money market funds, commercial paper, bankers’ acceptances and repurchase agreements.

We may invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted the Adviser the Co-Investment Order that expands our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and Gladstone Investment, each a business development company that is advised by the Adviser, and any future business development company or registered closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. We believe the Co-Investment Order will enhance our ability to further our investment objective and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone. If we determine it would be beneficial to co-invest in negotiated transactions with any REITs managed by the Adviser, the Adviser would seek an amendment to the Co-Investment Order to cover such affiliates.

Investment Process

Overview of Investment and Approval Process

Throughout the investment process, we will have access to the investment professionals at the Adviser, including approximately 30 individuals who focus on investments involving middle market companies similar to those that form a portion of our investment strategy. We intend to benefit from the Adviser’s over 20 years of experience in sourcing, evaluating and negotiating investments in middle market companies and to gain access to deal flow from the Adviser’s network of contacts in the middle market investing space.

To originate investments, the Adviser’s investment professionals will use an extensive referral network comprised primarily of private equity sponsors, private credit managers, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers, brokers, and other intermediaries. The Adviser’s investment professionals will review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objective, the investment professionals will seek an initial screening of the opportunity with our president, John Sateri, to authorize the submission of an IOI to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue an LOI from the Adviser’s investment committee, which is composed of David Gladstone, John Sateri, Terry Lee Brubaker and Laura Gladstone. If this LOI is issued, then the Due Diligence Team will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals will then present this profile to the Adviser’s investment committee. Our investment decisions are made on our behalf by the investment committee upon approval of at least 75% of the investment committee.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below will provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•

Experienced Management: We typically will require that the companies in which we invest have experienced management teams or a hiring plan in place to install an experienced management team. We also will require the companies to have in place proper incentives to induce management to succeed and act in concert with our interests as an investor, including having significant equity or other interests in the financial performance of their companies.

•

Value- and Income-Orientation and Positive Cash Flow: Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value- and income-orientation. In seeking value, we will focus on established companies in which we can invest at relatively low multiples of EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we typically will invest in companies that generate relatively stable to growing sales, cash flows, and EBITDA to fixed charges coverage, which provides some assurance that the companies will be able to service their debt. We do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•

Strong Competitive Position in an Industry: We will seek to invest in companies that have developed a differentiated product or service and significant relative market share within their respective markets and that we believe have the strategy and resources to take advantage of the expected growth in their market. We will seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•

Enterprise Collateral Value: The projected enterprise valuation of the business, based on market based comparable cash flow multiples, is an important factor in our investment analysis in determining the collateral coverage of our debt securities.

With respect to our investments in commercial real estate loans, we have identified certain characteristics that we believe are important in identifying and investing in such loans. The criteria listed below will provide general guidelines for our investment decisions, although not all of these criteria may be met by each property:

•

Credit Evaluation. We will typically require that the tenants of the property securing a real estate loan to be creditworthy, considering factors such as their rating by a rating agency, if any, management experience, industry position and fundamentals, operating history and capital structure. Our standards for determining whether the tenants of a particular borrower are creditworthy will vary in accordance with a variety of factors relating to specific tenants, and we do not require tenants to meet any minimum rating established by a rating agency. The creditworthiness of borrower or a tenant is determined on a case-by-case and tenant-by-tenant basis. Therefore, general standards for creditworthiness cannot be applied.

•

Diversification. We will seek to invest in loans secured by a diverse portfolio of properties (primarily industrial and office) to avoid dependence on any one particular facility type, geographic location or tenant industry. By diversifying our portfolio, we seek to reduce the adverse effect of a downturn in any particular industry or geographic region.

•

Properties Important to Tenant Operations. We generally will seek to invest in loans secured by properties that are essential or important to the ongoing operations of the tenant or prospective tenant whether as a result of a location that is close to suppliers or customers or specialized modifications to any structures that would be costly to reproduce elsewhere. We believe that these properties have better protection in the event a tenant files bankruptcy, as leases on properties essential or important to the operations of a bankrupt tenant are typically less likely to be rejected in bankruptcy or otherwise terminated.

Extensive Due Diligence

The Due Diligence Team will conduct what we believe are extensive evaluation and due diligence investigations of our prospective portfolio companies and other investment opportunities. The due diligence investigation typically will begin with a review of publicly available information followed by in-depth business analysis, including some or all of the following:

•	review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings or similar analysis;

•	research, including market analyses, on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

•	review of the creditworthiness of tenants of the property underlying a prospective real estate loan;

•	visits to the prospective portfolio company’s business site(s) and evaluation of operations, plant, real estate or potential environmental issues;

•	interviews with the prospective portfolio company’s management, employees, advisors, sponsors, customers and vendors;

•	review material contracts (including leases serving as collateral for real estate loans) and organizational documents; and

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility will present the investment opportunity to the Adviser’s investment committee. The investment committee will then determine whether to pursue the potential investment. Prior to the closing of an investment, additional due diligence may be conducted by the Adviser or on our behalf by attorneys, independent accountants, and other outside advisers, as appropriate.

We expect to rely on the long-term relationships that the Adviser’s investment professionals have with leveraged buyout funds, private credit managers, investment bankers, commercial bankers, private equity sponsors, attorneys, accountants, brokers and other intermediaries. In addition, we expect that the extensive direct experiences of the Adviser’s executive officers and managing directors in the operations of lower and middle market companies and providing debt and equity capital to lower and middle market companies to play a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser will work with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. Through its risk management process, the Adviser will seek to limit the downside risk of our investments by:

•	making investments with an expected total return (including interest, yield enhancements and potential equity appreciation) that it believes compensates us for the risks of the investment;

•	seeking collateral or senior positions in the portfolio company’s capital structure where possible;

•	incorporating put and call protection rights into the investment structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, while also preserving our capital; and

•	holding board seats or securing board observation rights at the portfolio company.

We expect to hold most of our directly originated debt investments and commercial real estate loans until maturity or repayment, but we may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as a recapitalization of a portfolio company, an initial public offering, or a sale to a third party, including strategic buyers, private equity funds, or existing investors in the portfolio company, and which may be privately negotiated transactions.

Market Opportunity

Growing Asset Class.

We believe that the U.S. private credit investments market will continue to experience growth. According to Preqin, private credit investments had a compounded annual growth rate of 10.3% from 2010 to 2016 and 17.4% from 2016 to 2023 and accounted for more than $1.5 trillion in assets under management at December 31, 2023.1 The market is expect to further grow to $2.8 trillion in assets under management at December 31, 2028.

Reduced Competition from Banks.

Many traditional bank lenders have either exited or de-emphasized their service and product offerings to lower and middle market companies, which we believe has resulted in fewer key players and the reduced availability of debt capital to the companies we target and has shifted the negotiating power from borrowers back to private lenders.

Competitive Advantages

We expect that a large number of entities will compete with us and make the types of investments that we will seek to make. Such competitors include other registered funds, business development companies, non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors will be substantially larger than we are and will have considerably greater funding sources or be able to access capital more cost effectively. In addition, certain of our

(1	Preqin, 2024 Preqin Alternatives in 2028, as of January 2024.

competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, serve a broader customer base, and establish a greater market share. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a registered investment company. However, we believe that we have the following competitive advantages over many other providers of financing to lower middle market companies.

Management Expertise

Our Adviser has a separate investment committee for us and each of the other funds that it manages. The Adviser’s investment committee for us is comprised of Messrs. Gladstone, Brubaker and Sateri and Ms. Gladstone, each of whom have a wealth of experience in our area of operation and also serves on the Adviser’s investment committee for the other funds that the Adviser manages. Ms. Gladstone and Mr. Sateri each have over 20 years of experience in investing in middle market companies and continue to hold the role of managing director with the Adviser. Each of Messrs. Gladstone and Sateri have over 30 years of experience in investing in middle market companies. Messrs. Gladstone and Brubaker also have principal management responsibility for the Adviser as its executive officers and have worked together at the Gladstone Companies for more than 20 years. Mr. Brubaker has over 30 years of experience in acquisitions and operations of companies. These four individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to lower middle market companies. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial, and investment skills.

Increased Access to Investment Opportunities Developed Through Extensive Research Capability and Network of Contacts

We will have access to the Adviser’s deal flow. As of June 30, 2024, funds managed by the Adviser had 379 investments across various industries and had made 717 cumulative investments since inception. The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous private equity firms and other members of the financial community with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation, experience and focus on investing in lower middle market companies enables us to source and identify well-positioned prospective portfolio companies that provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other contacts to support the Adviser’s investment activities.

Dividend-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same investment philosophy that its professionals use in the management of the other funds it manages and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with sustainable market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing in businesses backed by successful private equity sponsors or owner operators; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Flexible Transaction Structuring

We believe our management team’s broad expertise and years of combined experience enable the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to craft a financing structure which best fits the investment and growth profile of the underlying business and yields attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Ability to Co-Investment with Affiliates

In July 2012, the SEC granted the Adviser the Co-Investment Order that expands our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and Gladstone Investment, each a business development company that is advised by the Adviser, and any future business development company or registered closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. We believe the Co-Investment Order will enhance our ability to further our investment objective and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals will actively oversee each investment by continuously evaluating the portfolio company’s performance and, although generally not expected to control such companies or become involved in day-to-day operations, will work collaboratively with the portfolio company’s management, either at the portfolio company’s request or in connection with any board observer rights, to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals will monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each investment is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser will employ various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly or quarterly analysis of financial and operating performance;

•	frequent assessment of the portfolio company’s or property’s performance against its business plan and our investment expectations;

•	attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	assessment of portfolio company management, governance and strategic direction;

•	assessment of the portfolio company’s or property’s industry and competitive environment; and

•	review and assessment of the operating outlook and financial projections of the portfolio company or the property’s tenants.

Relationship Management

The Adviser’s investment professionals will interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	financial sponsors;

•	capital partners;

•	auditors;

•	advisers and consultants; and

•	other lenders in or agents for an investment.

Portfolio Composition

We expect that the directly originated investments in our investment portfolio will primarily include the following three categories of investments in private companies in the United States:

•

Secured First Lien Debt Securities: We will seek to invest a portion of our assets in secured first lien debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses secured first lien debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•

Secured Second Lien Debt Securities: We will seek to invest a portion of our assets in secured second lien debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These secured second lien debt securities rank junior to the borrower’s secured first lien debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests, in connection with these secured second lien debt securities.

•

Preferred and Common Equity/Equivalents: We will seek to invest a portion of our assets in equity securities, which may consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities. We generally expect such equity securities to be acquired in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In certain cases, we may own a significant portion of the equity of the businesses in which we invest.

Our broadly syndicated loan investments will include secured debt securities similar to those described above. We may invest in broadly syndicated loans through assignments or participations.

We expect that our investment in commercial real estate will primarily include the following categories of investments:

•

Senior Mortgage Loans: These mortgage loans are typically secured by first liens on commercial properties. In some cases, first lien mortgages may be divided into an A-Note and a B-Note. The A-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties that is senior to a B-Note secured by the same first mortgage property or group.

•

Subordinated Debt: These loans may include structurally subordinated first mortgage loans (a “B-Note”) and junior participations in first mortgage loans or participations in these types of assets. A B-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties and is subordinated to an A-Note secured by the same first mortgage property or group. The subordination of a B-Note or junior participation typically is evidenced by participations or intercreditor agreements with other holders of interests in the note. B-Notes are subject to more credit risk with respect to the underlying mortgage collateral than the corresponding A-Note.

•

Mezzanine Loans: Like subordinated debt, these loans are also subordinated, but are usually secured by a pledge of the borrower’s equity ownership in the entity that owns the property or by a second lien mortgage on the property. In a liquidation, these loans are generally junior to any mortgage liens on the underlying property, but senior to any preferred equity or common equity interests in the entity that owns the property. Investor rights are usually governed by intercreditor agreements.

We expect that most, if not all, of the debt securities we acquire will not be rated by a rating agency. Investors should assume that these loans would be rated below what is considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.

In order to have sufficient liquidity for the quarterly repurchases of the Shares, for cash management and for other purposes, we expect to invest a portion of our assets in U.S. Government securities, registered money market funds, commercial paper, bankers’ acceptances and repurchase agreements.

Further description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

Principal Risks of the Fund

The NAV of the Shares will fluctuate with and be affected by, among other things, various principal investment risks applicable to us and our investments, which are summarized below.

We are a new fund with no operating history.

We are recently organized. There can be no assurance that we will reach or maintain a sufficient asset size to effectively implement our investment strategy. We may not meet our investment objective and the value of your investment may decline substantially or be reduced to zero. In addition, our gross expense ratio may fluctuate during our initial operating period because of our relatively smaller asset size and, until we achieve sufficient scale, you may experience proportionally higher fund expenses than you would experience if you were a shareholder of a fund with a larger asset base. In addition, we are subject to all of the business risks and uncertainties associated with any new business enterprise.

Market conditions could negatively impact our business and volatility in the markets may make it more difficult to raise capital.

The market in which we will operate is affected by a number of factors that are largely beyond our control but can nonetheless have a potentially significant, negative impact on us. These factors include, among other things:

•	changes in interest rates and credit spreads;

•	the availability of credit, including the price, terms, and conditions under which it can be obtained;

•	the quality, pricing, and availability of suitable investments and credit losses with respect to our investments;

•	the ability to obtain accurate market-based valuations;

•	loan values relative to the value of the underlying assets;

•	default rates on the loans underlying our investments and the amount of related losses;

•	prepayment rates, delinquency rates and the timing and amount of servicer advances;

•	competition;

•	the actual and perceived state of the economy and capital markets generally;

•	amendments or repeals of legislation, or changes in regulations or regulatory interpretations thereof, and transitions of government, including uncertainty regarding any of the foregoing;

•	the national and global political environment, including war, armed conflicts, foreign relations and trading policies;

•	the impact of potential changes to the Code; and

•	the attractiveness of other types of investments relative to investments in lower and middle market companies generally.

Changes in these factors are difficult to predict, and a change in one factor could affect other factors, which could result in adverse effects to our business.

We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business. In addition, significant changes in the capital markets have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. Additionally, volatility in the U.S. repo market may affect other financial markets worldwide. An inability to raise capital, and any required sale of our investments for liquidity purposes or failure of our portfolio companies to realize liquidity events, could have a material adverse impact on our business.

We will operate in a highly competitive market for investment opportunities and the Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory

Agreement could cause us to suffer losses or underperform other funds with the same investment objective or strategies.

The investments we will seek to make may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in the Shares may not be suitable for someone with lower risk tolerance.

There is competitive pressure in the marketplace for first and second lien secured debt, which can result in reduced yields on investment. A large number of entities will compete with us and make the types of investments that we seek to make in lower and middle market companies and commercial real estate loans. We will compete with public and private buyout funds, public and private credit funds and business development companies, commercial and investment banks, commercial financing companies and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the diversification requirements and other restrictions imposed on us by the 1940 Act and the Code. The competitive pressures we face could have a material adverse effect on our business. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our ability to achieve our investment objective will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The Adviser’s senior management team has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition and results of operations.

Our investments in lower and middle market companies will be extremely risky and could cause you to lose all or a part of your investment.

Investments in lower and middle market companies are subject to a number of significant risks including the following:

•

Lower and middle market companies are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus any economic downturns or recessions are more likely to have a material adverse effect on them and the end markets in which they operate. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•	Lower and middle market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions, including those created by the current market environment. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guaranties we may have obtained from the borrower’s management. In some of our portfolio companies, we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

•

Lower and middle market companies typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are lower and middle market businesses, they tend to be more vulnerable to competitors’ actions, supply chain issues and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial, or technical personnel.

•

There is generally little or no publicly available information about these businesses. Because we will seek to invest in privately owned businesses, there generally will be little or no publicly available operating and financial information about our potential portfolio companies. As a result, we will rely on our officers, the Adviser and its employees, other affiliated entities and certain consultants to perform due diligence investigations of these portfolio companies, their operations and their prospects. The Adviser generally does not have the ability or resources to independently verify or audit the financial information disseminated by the numerous issuers in which we may invest, and accordingly it will be dependent upon the integrity of both the management of these issuers and such issuers’ financial reporting process in general. We may not learn all of the material information we need to know regarding these businesses through our investigations to make a well-informed investment decision.

•

Lower and middle market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be exposed to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position, or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow, and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay any of our loans would be jeopardized.

•

Lower and middle market companies are more likely to be dependent on one or two persons. Typically, the success of a lower and middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability, or resignation of one or more of these persons could have a material adverse impact on our certain of our portfolio companies and, in turn, on us.

•

Lower and middle market companies may have limited operating histories. While we will focus on stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•

Debt securities of lower and middle market companies typically are not rated by a credit rating agency. Typically, a lower and middle market private business cannot or will not expend the resources to have its debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments. High yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities.

•

Lower and middle market companies may be highly leveraged. Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

•

Lower and middle market companies may operate in regulated industries or provide services to governments. Some of our portfolio companies may operate in regulated industries and/or provide services to federal, state or local governments, or operate in industries that provide services to regulated industries or federal, state or local governments, any of which could lead to delayed payments for services or subject the company to changing payment and reimbursement rates or other terms.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and/or we could be subject to lender liability claims.

We will seek to invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. Furthermore, in the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

In addition, even though we have structured some of our investments as senior loans, if one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business, in instances in which we exercised control over the borrower.

The lack of liquidity of our privately held investments may adversely affect our business.

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act and our investment guidelines, we will generally make investments in private companies whose securities are not traded in any public market. In addition to the general risks to which all securities are subject, securities not traded in any public market generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that we would like or at the price that we believe such investments are currently worth. Substantially all of the investments we expect to acquire will be subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. Illiquid securities may become harder to value, especially in changing markets. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities to the extent we do not have other sources of capital available. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Because we expect that the majority of the loans we make and equity securities we receive when we make loans will not be publicly traded, there will be uncertainty regarding the value of our privately held securities.

The majority of our portfolio investments are expected to be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. In valuing our investment portfolio, several techniques will be used, including, a total enterprise value approach, a yield analysis, market quotes, and independent third-party assessments. A third-party valuation firm will provide estimates of fair value on our proprietary debt investments. Another third-party valuation firm will be used to provide valuation inputs for our significant equity investments, including earnings multiple ranges, as well as other information. In addition to these techniques, other factors will be considered when determining fair value of our investments, including: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the determination of fair value may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities, and any investments that include original issue discount (“OID”) or PIK interest may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of their deferred payments and the value of their underlying collateral. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Our NAV would be adversely affected if the fair value of our investments are higher than the values that we ultimately realize upon the disposal of such securities.

Changes in interest rates may negatively impact our investments and have an adverse effect on our business.

Generally, interest rate fluctuations and changes in credit spreads on floating rate loans may have a negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income and our NAV. As interest rates increase, generally, the cost of borrowing increases, which may affect our ability to make new investments on favorable terms or at all. A substantial portion of our debt investments are expected to have variable interest rates that reset periodically and are generally expected to be based on the SOFR. Rising interest rates could increase debt service obligations for our portfolio companies and, therefore, may affect our business. In addition, to the extent that increases in interest rates make it difficult or impossible to make payments on outstanding indebtedness to us or other financial sponsors or refinance debt that is maturing in the near term, some of our portfolio companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. Rising interest rates could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Additionally, as interest rates increase and the corresponding risk of a default by borrowers increases, the liquidity of higher interest rate loans may decrease as fewer investors may be willing to purchase such loans in the secondary market in light of the increased risk of a default by the borrower and the heightened risk of a loss of an investment in such loans. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. There can be no guarantee the Federal Reserve Board will implement additional rate increases at a gradual pace, nor can there be any assurance that markets will not adversely react to rate increases. Additional increases in interest rates could have a negative effect on our investments, which could negatively impact our business.

Conversely, reduced interest rates could result in a decrease in our total investment income unless offset by interest rate floors or an increase in the spread of our debt investments with variable interest rates. In addition, our net investment income could decrease if we are unable to refinance our fixed rate debt obligations or issue new fixed rate debt at lower rates. In addition, when interest rates decline, borrowers may refinance their loans at lower interest rates, which could shorten the average life of the loans and reduce the associated returns on the investment, as well as require the Adviser and its investment professionals to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans.

Also, the fair value of certain of our debt investments is based, in part, on the current market yields or interest rates of similar securities. A change in interest rates could have a significant impact on the determination of the fair value of these debt investments. In addition, a change in interest rates could also have an impact on the fair value of any hedging arrangements then in effect that could result in the recording of unrealized appreciation or depreciation in future periods. Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on our business.

A change in interest rates may adversely affect our profitability and any hedging strategy we adopt may expose us to additional risks.

We anticipate using a combination of equity and borrowings to finance our investment activities. As a result, a portion of our income will depend upon the spread between the rate at which we borrow funds and the rate at which we loan these funds. An increase or decrease in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability if we have not appropriately hedged against such event. Alternatively, interest rate hedging arrangements may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in one or more companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Any disposition of a significant investment in one or more portfolio companies may negatively impact our net investment income and limit our ability to pay distributions.

We expect to invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and non-control equity investments in companies in connection with acquisitions, buyouts, and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results, financial condition, and cash flows.

Our investments typically will be long-term and will require several years to realize liquidation events.

Since we generally will make loans with a term of up to seven years and hold our loans and equity positions until the loans mature and/or we exit the investment, investors should not expect realization events, if any, to occur over the near term. In addition, we expect that any equity investments may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur or ultimately be realized.

We may be subject to risks associated with broadly syndicated loans.

Our investments may consist of broadly syndicated loans that were not originated by us. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. Accordingly, we may be precluded from directing such actions unless we or our investment adviser is the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

We may invest in assignments and participations.

We may acquire loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the loan with respect to which we are buying a participation as we would conduct if we were investing directly in the loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such loans than we expected when initially purchasing the participation.

We may invest in “covenant-lite” loans.

Some of the loans in which we invest may be “covenant-lite” loans. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The commercial real estate loans we acquire may be subject to delinquency, foreclosure and loss, any or all of which could result in losses to us.

Commercial real estate loans are secured by commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by various risk to which commercial real estate is subject including tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties (including properties located in opportunity zones), changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, environmental, climate and other ESG-related legislation and tax legislation, acts of God, regional, national or global outbreaks, epidemics and pandemics, geopolitical events, terrorism, social unrest, civil disturbances or other calamities.

In the event of any default under a commercial real estate loan held by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the loan, which could have a material adverse effect on our cash flow from operations. In the event of the bankruptcy of a commercial real estate loan borrower, the loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.

Foreclosure of a commercial real estate loan can be an expensive and lengthy process which could have a substantial negative effect on our anticipated return on the foreclosed loan.

We may need to foreclose on certain of the real estate loans we originate or acquire and may take title to the properties securing such loans.

We may find it necessary or desirable to foreclose on certain of the commercial real estate loans we originate or acquire, and the foreclosure process may be lengthy and expensive. If we foreclose on an asset, we may take title to the property securing that asset, and if we do not or cannot sell the property, we would then come to own and operate it as “real estate owned.” Owning and operating real property involves risks that are different than the risks faced in owning an asset secured by that property. The costs associated with operating and redeveloping a property, including any operating shortfalls and significant capital expenditures, could materially and adversely affect our results of operations, financial conditions and liquidity. In addition, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our cost basis in the loan, resulting in a loss to us.

A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could adversely affect our business, financial condition and results of operations.

Borrowers may be less able to pay principal and interest on our commercial real estate loans during periods of economic slowdown, a lengthy or severe recession. Further, declining real estate values (caused by a recession or slowdown or otherwise) significantly increase the likelihood that we will incur losses on our commercial real estate loans in the event of default because the value of our collateral may be insufficient to cover our cost on the loan, which could have a material and adverse effect on our results of operations and financial condition.

Any B-Notes or mezzanine real estate debt we acquire may be subject to losses. The B-Notes we acquire may be subject to additional risks relating to the privately negotiated structure and terms of the transaction, which may result in losses to us.

We may originate or acquire B-Notes. If a borrower under a B-Notes defaults, there may not be sufficient funds remaining for B Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. We cannot predict the terms of each B-Note investment.

Similarly, we may originate or acquire mezzanine loans. In the event a borrower defaults on a loan and lacks sufficient assets to satisfy our loan, we may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, we may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. In addition, mezzanine loans are by their nature structurally subordinated to more senior property level financings. If a borrower defaults on our mezzanine loan or on debt senior to our loan, or in the event of a borrower bankruptcy, our mezzanine loan will be satisfied only after the property level debt and other senior debt is paid in full. Significant losses related to our B-Notes or mezzanine loans could adversely affect our financial condition and results of operations.

We may invest in equities of companies or preferred stock.

We may invest in equities of companies. The value of such equities, which oftentimes are not publicly traded or liquid, will rise and fall in response to the activities of the company that issued the securities, general market conditions, and/or specific economic or political conditions. Equity investments, as the most junior security in a company’s capital structure, generally involve a high risk of loss and typically are subject to significant volatility in price.

Because preferred stock represents an equity ownership interest in a company and is typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, they are generally subject to greater credit risk than those debt instruments. Accordingly, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Volatility in the capital markets may make it more difficult to raise capital and may adversely affect the valuations of our investments.

Given the volatility and dislocation that the capital markets have experienced from time to time, we may in the future face a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition, results of operations, and cash flows. In addition, significant changes in the capital markets have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. Additionally, volatility in the U.S. repo market may affect other financial markets worldwide. An inability to raise capital, and any required sale of our investments for liquidity purposes or failure of our portfolio companies to realize liquidity events, could have a material adverse impact on our business, financial condition, results of operations, or cash flows.

We may experience fluctuations in our semi-annual and annual results based on the impact of inflation in the United States.

Certain of our portfolio companies may be in industries that have been and, in the future, may be impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

We are required to carry our investments at market value or, if no market value is ascertainable, at fair value. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to shareholders in future periods.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business.

When we are a debt or non-control equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

A significant number of our investments are expected to be either debt or non-control equity investments in our portfolio companies. These investments may involve risks not inherent in other types of investment vehicles. For example, we generally will not be involved in the day-to-day operations and decision making of our portfolio companies, even though we may have board observation rights and our debt agreement may contain certain restrictive covenants. As a result, we are and will remain subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our debt investments.

In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities. This is particularly true when we invest in club and syndicated loans, the latter of which are loans made by a larger group of investors whose investment objectives may not be completely aligned with ours. We therefore are subject to the risk that other lenders in these investments may make decisions that could decrease the value of our portfolio holdings.

The potential to acquire confidential or material non-public information or be restricted from initiating transactions in certain securities may adversely affect our business.

By reason of their responsibilities in connection with the investment activities and the review of potential investments for us, the Adviser and its investment professionals and certain of its officers, directors, employees, agents and affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. Due to these restrictions, we may face restrictions on our ability to liquidate an investment in a portfolio company that we might otherwise have initiated, and we may not be able to dispose of an investment that we otherwise might have disposed.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

Our business will require a substantial amount of cash to operate and grow. We expect to acquire a portion of such additional capital from the issuance of “senior securities representing indebtedness” (such as borrowings under a credit facility) or “senior securities that are stock” (such as preferred shares) up to the maximum amount permitted by the 1940 Act.

The 1940 Act currently restricts us, a registered closed-end fund, from issuing senior securities representing indebtedness unless our total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1⁄3% of our total net assets, including assets attributable to such leverage). In addition, we are not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied. In addition, the 1940 Act currently restricts us from issuing senior securities representing stock unless immediately after such issuance the value of our total net assets is at least 200% of the liquidation value of our outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through all senior securities to 50% of our total net assets).

We expect to finance certain of our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage, including through the issuance of senior securities that are debt or stock, magnifies the potential for gain or loss on amounts invested. The use of leverage could be considered a speculative investment technique and increases the risks associated with investing in the Shares. In the future, we may borrow from banks and other lenders or issue preferred stock. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on your investment will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on your investment will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, derivative transactions, if utilized, can involve leverage or the potential for leverage because they enable us to magnify our exposure beyond our investment.

Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of our NAV; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to our shareholders or will result in fluctuations in the dividends paid on the

Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if we were not leveraged; (iv) if we use leverage, the investment management fees payable to the Adviser will be higher than if we did not use leverage, and may provide a financial incentive to the Adviser to increase our use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.

A decline in our NAV could affect our ability to make dividend payments to shareholders. The failure to pay dividends or make distributions could cause us to cease to qualify as a RIC under the Code, which could have a material adverse effect on the value of the Shares. If the asset coverage for preferred shares or borrowings declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), we may be required to sell a portion of our investments when it may be disadvantageous to do so.

All costs and expenses related to any form of leverage we use will be borne entirely by our shareholders.

Prepayments of our investments by our portfolio companies could adversely impact our business.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. In general, we would first use any proceeds from prepayments to repay any borrowings outstanding on any credit facility or other outstanding leverage. In the event that funds remain after repayment of any outstanding borrowings or other leverage, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. In addition, once the proceeds have been reinvested in new portfolio companies, the yields on such new investments may also be lower than the yields on the debt securities being repaid. As a result, our business could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us.

Portfolio company litigation or other litigation or claims against us could result in additional costs and the diversion of management time and resources.

In the course of investing in certain of our portfolio companies, certain persons employed by the Adviser may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies or otherwise, even if without merit, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. We may be unable to accurately estimate our exposure to litigation risk if we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations, financial condition, or cash flows.

While we believe we would have valid defenses to potential claims brought due to our investment in any portfolio company, and will defend any such claims vigorously, we may nevertheless expend significant amounts of money in defense costs and expenses. Further, if we enter into settlements or suffer an adverse outcome in any litigation, we could be required to pay significant amounts. In addition, if any of our portfolio companies become subject to direct or indirect claims or other obligations, such as defense costs or damages in litigation or settlement, our investment in such companies could diminish in value and we could suffer indirect losses. Further, these matters could cause us to expend significant management time and effort in connection with assessment and defense of any claims.

The disposition of our investments may result in contingent liabilities.

We expect that substantially all of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Complying with the RIC requirements may be difficult in light of our investments and operations.

In order to qualify as a RIC under Subchapter M of the Code, we must meet certain income source, asset diversification, and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our investment company taxable income to our shareholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments generally create OID, which we must recognize as ordinary income over the term of the debt investment. Similarly, PIK interest which is accrued generally over the term of the debt investment but not paid in cash, is recognized as ordinary income. Both OID and PIK interest will increase the amounts we are required to distribute to maintain our RIC status. Because such OIDs and PIK interest will not produce distributable cash for us at the same time as we are required to make distributions, we will need to use cash from other sources to satisfy such distribution requirements. Additionally, we must meet asset diversification and income source requirements at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and may result in substantial losses. If we fail to qualify as a RIC as of a calendar quarter or annually for any reason and become fully subject to U.S. federal corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our Shares.

Some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of the conditions to receive these success fees, and the ultimate payment of these fees, is uncertain, we generally only recognize them as income when the payment is received. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our shareholders in order to maintain RIC status. The requirements for us to qualify as a RIC and certain other additional tax risks associated with investments in us are discussed in “Tax Matters” in this prospectus.

If for any taxable year we were to fail to qualify as a RIC under Subchapter M of the Code, all of our taxable income would be subject to tax at regular corporate rates without any deduction for distributions.

We are “non-diversified,” which means that we may invest a significant portion of our assets in the securities of a small number of issuers than a diversified fund.

Investments in our portfolio may be in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. We are more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Beyond our regulatory and income tax diversification requirements and our policy to not invest more than 25% of our assets in issuers in a single industry, we do not have fixed guidelines for industry concentration and our investments could potentially be limited to companies in relatively few industries.

Although we will not employ an industry or sector focus, the percentage of our assets invested in specific industries or sectors will increase from time to time based on the Adviser’s perception of investment opportunities. If we invest a significant portion of our assets in a particular industry or sector, we are subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases we would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors.

While we do not intend to invest 25.0% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25.0% of the value of our total assets.

We will offer to repurchase a limited percent of Shares each quarter, which may affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments and may also have the effect of increasing transaction costs and reducing returns to shareholders.

As described in the section entitled “Periodic Repurchase Offers” beginning on page 56 of this prospectus, we are an “interval fund” and, in order to provide liquidity to shareholders, we will, subject to applicable law, conduct quarterly repurchase offers of our outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of our outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. We currently expect to conduct quarterly repurchase offers for 5% of our outstanding Shares under ordinary circumstances. We believe that these repurchase offers are generally beneficial to our shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities.

Repurchase offers and the need to fund repurchase obligations may affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments, which may harm our investment performance. Moreover, diminution in the size of our portfolio through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and, unless offset by sufficient sales of Shares, may limit our ability to participate in new investment opportunities or to achieve our investment objective. We may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with our investments. We believe that payments received in connection with our investments will generate sufficient cash to meet the maximum potential amount of our repurchase obligations. If at any time cash and other liquid assets held by us are not sufficient to meet our repurchase obligations, we intend, if necessary, to sell investments. If we employ investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if we borrow to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing our expenses and reducing any net investment income.

Our repurchase of Shares decreases our assets and, therefore, may have the effect of increasing our expense ratio. In addition, if we are required to sell investments to fund repurchases, our repurchase of Shares may increase our portfolio turnover rate, which may result in increased transaction costs and reduced returns to shareholders.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of our outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of our outstanding Shares as of the date of the Repurchase Request Deadline, we will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter to ensure the repurchase of a specific number of Shares, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. To the extent that we invest a portion of our portfolio in foreign markets, there is the risk of a possible decrease in Share value as a result of currency fluctuations between the date of tender and the Repurchase Pricing Date.

In addition, our repurchase of Shares may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase. Furthermore, our use of cash to repurchase Shares could adversely affect our ability to satisfy the distribution requirements for treatment as a RIC. We could also recognize income or gain in connection with its sale or other disposal of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether such distribution requirements are satisfied and would need to be distributed to shareholders (in taxable distributions) in order to eliminate a Fund-level tax. See “Tax Matters” below.

Because the Shares do not trade on a national securities exchange and we will only offer to repurchase a limited percent of Shares each quarter, your ability to liquidate your investment may be substantially limited.

We are designed for long-term investors and not as a trading vehicle. An investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. We are not a suitable investment for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, we will only offer to repurchase a limited percent of Shares each quarter. Unlike many closed-end funds, the Shares are not listed for trading on any national securities exchange and we do not currently intend to list the Shares for trading on any national securities exchange, nor we do not expect any secondary market to develop for the Shares in the foreseeable future. The NAV of the Shares may be volatile and, if we were to use leverage in the future, this volatility will increase.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, or the operations of businesses in which we invest, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business.

As the use of technology has become more prevalent in the course of business, the Adviser and our service providers have become more susceptible to operational and information security risks. Although the Adviser has implemented, and will continue to implement, security measures, its technology platform may be vulnerable to intrusion, computer viruses, ransomware attacks, phishing schemes, or similar disruptive problems caused by cyber incidents. A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the Adviser’s information resources or those of our service providers or portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to the Adviser’s information systems or those of our service providers or portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, costs to repair system damage, increased cybersecurity protection and insurance costs, litigation and damage to the Adviser’s business relationships or those of our service providers or portfolio companies. Other ways in which the business operations of the Adviser or those of our service providers or portfolio companies may be impacted include interference with the ability to value our portfolio, the unauthorized release of personal identifiable information or confidential information, and violations of applicable privacy, recordkeeping and other laws.

As the Adviser’s and our service providers’ or portfolio companies’ reliance on technology has increased, so have the risks posed to information systems. The Adviser has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as its increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, the value of our portfolio or confidential information will not be negatively impacted by such an incident. Furthermore, the Adviser cannot control the cyber security systems of our service providers or portfolio companies. In addition, any such incident, disruption or other loss of information could result in legal claims or proceedings, liability under laws that protect the privacy of personal information, and regulatory penalties, disrupt the Adviser’s operations, and damage our and its reputations, resulting in a loss of confidence in our services and its services, which could adversely affect our business.

We are subject to risks associated with artificial intelligence and machine learning technology.

Recent technological advances in artificial intelligence and machine learning technology pose risks to us and our portfolio companies. We and our portfolio companies could be exposed to the risks of artificial intelligence and machine learning technology if third-party service providers or any counterparties, whether or not known to us, also use artificial intelligence and machine learning technology in their business activities. We and our portfolio companies may not be in a position to control the use of artificial intelligence and machine learning technology in third-party products or services.

Use of artificial intelligence and machine learning technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party artificial intelligence and machine learning technology applications and users.

Independent of its context of use, artificial intelligence and machine learning technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that artificial intelligence and machine learning technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of artificial intelligence and machine learning technology. To the extent that we or our portfolio companies are exposed to the risks of artificial intelligence and machine learning technology use, any such inaccuracies or errors could have adverse impacts on our Company or our investments.

Artificial intelligence and machine learning technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

We are subject to risks related to corporate social responsibility.

Our business (including that of our portfolio companies) may face public scrutiny related to environmental, social and governance (“ESG”) activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. Adverse incidents with respect to ESG activities could impact the value of our brand, our relationship with future portfolio companies, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations.

Additionally, new regulatory initiatives related to ESG that are applicable to us and our portfolio companies could adversely affect our business. The SEC has adopted rules that, among other matters, establish a framework for reporting of climate-related risks and other ESG-related rules have been proposed and these or similar rules may be adopted in the future. Compliance with these rules may be onerous and expensive. Further, compliance with any new laws, regulations or disclosure obligations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.

We are dependent on information systems and systems failures could significantly disrupt our business.

Our business is dependent on services provided by the Adviser and other service providers including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Any failure or interruption of the systems of those parties could cause delays or other problems in our activities. We are also subject to the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider; each of which may negatively our performance. For example, trading delays or errors could prevent us from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a NAV for our Shares on a timely basis. Similar types of risks also are present for issuers of securities in which we invest, which could result in material adverse consequences for such issuers, and may cause our investment in such securities to lose value. In addition, the financial, accounting, data processing, backup or other operating systems and facilities of our service providers may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond the control of our service providers and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the NAV of our Shares and our ability to pay dividends to our shareholders.

We are dependent upon the key management personnel of the Adviser, particularly David Gladstone, John Sateri, Terry Lee Brubaker and Laura Gladstone, and on the continued operations of the Adviser for our future success.

We have no employees. Our executive officers and the employees of the Adviser will not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, John Sateri, Terry Lee Brubaker and Laura Gladstone for their experience, skills and networks. Our executive officers and the employees of the Adviser will allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations or the loss of its key management personnel could have a material adverse effect on our ability to achieve our investment objective.

Our success will depend on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if the Adviser cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and private credit funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business as well as our ability to pay distributions are likely to be adversely affected and the NAV of our Shares may decline. Even if we are able to retain comparable management, the integration of such management and their lack of familiarity with our investment objective and strategies may result in additional costs and time delays that may adversely affect our business.

The Adviser’s liability is limited under the Advisory Agreement, and we are required to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

The Adviser has not assumed any responsibility to us other than to render the services described in the Advisory Agreement. Pursuant to the Advisory Agreement, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser will not be liable to us for their acts under the Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations under the Advisory Agreement. We have agreed to indemnify, defend and protect the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Advisory Agreement or otherwise as an investment adviser for us, and not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations under the Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

Our executive officers and Trustees, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our shareholders’ best interests. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities it manages. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The advisory fees payable pursuant to the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest or OID. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments is expected to be in the form of securities for which market quotations are not readily available. Securities that do not have a readily available current market value are valued by the Adviser as our “valuation designee” under the oversight of the Board of Trustees. The Adviser has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The participation of the Adviser’s investment professionals in our valuation process, and Mr. Gladstone’s pecuniary interest in the Adviser may result in a conflict of interest.

There is a risk that you may not receive distributions or that distributions may not grow over time.

We intend to distribute at least 90.0% of our investment company taxable income to our shareholders by paying monthly distributions. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Furthermore, we expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and secondly through a deemed distribution to supplement our equity capital and support the growth of our portfolio, although our Board may determine in certain cases to distribute these gains to our shareholders. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Investing in the Shares may involve an above average degree of risk.

The investments we intend to make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in the Shares may not be suitable for someone with lower risk tolerance.

Distributions to our shareholders may include a return of capital.

We intend to pay monthly distributions based on then-current estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our current and accumulated earnings and profits, these distributions constitute a return of capital to the extent of the common shareholder’s adjusted tax basis in its Shares. A return of capital represents a return of a shareholder’s original investment in Shares and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of its Shares by reducing the investor’s tax basis in its Shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have material adverse impact on our ability to make new investments.

Public health threats may adversely impact the businesses in which we invest and affect our business, operating results and financial condition.

Public health threats, such as pandemics, may disrupt the operations of the businesses in which we invest. Such threats can create economic and political uncertainties and can contribute to global economic instability. In the event of a future public health threat, our portfolio companies may face limitations on their business activities for an unknown period of time, including shutdowns that may be requested or mandated by governmental authorities, or that they may experience disruptions in their supply chains or decreased consumer demand. Certain of our portfolio companies may experience increases in health and safety expenses, payroll costs and other operating expenses in response to public health threats. These adverse economic impacts may decrease the value of the collateral securing our loans in such portfolio companies, as well as the value of our equity investments. In addition, these adverse impacts could cause certain of our portfolio companies to have difficulty meeting their debt service requirements, which in turn could lead to an increase in defaults, and/or could diminish the ability of certain of our portfolio companies to engage in liquidity events. These negative impacts on our portfolio companies and their performance may reduce the interest income we receive and/or increase realized and unrealized losses related to our investments, which may, in turn, adversely impact our business, financial condition or results of operations.

We are subject to restrictions that may discourage a change of control.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to open-end status. The Trustees are elected for indefinite terms and do not stand for reelection on a regular basis, although they may stand for reelection in connection with the election of another Trustee. A Trustee may be removed from office without cause only by a vote of two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of Shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in our governance and limit the risk that we will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders. However, these anti-takeover provisions may also inhibit certain changes of control that could benefit shareholders, such as by leading to improvements in our operations, by leading to increased returns of capital to shareholders or through other means. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and ratified by the Board. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

Pursuant to the Declaration of Trust and our By-laws (the “By-laws”), the Board oversees the management of our business and affairs. The Board appoints officers who are responsible for our day-to-day operations and who execute policies authorized by the Board. The Board consists of seven Trustees, two of whom are considered to be “interested persons” (as defined in the 1940 Act) of us. We refer to the Trustee who are such “interested persons” as “Interested Trustees” and the Trustee who are not “interested persons” as “Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The SAI provides additional information about the Trustees.

Investment Adviser

Our investment adviser is Gladstone Management Corporation, an investment adviser registered with the SEC and located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. The Adviser was founded in 2002 and had approximately $4.2 billion in total assets under management as of June 30, 2024. The Adviser is a dividend-oriented, diversified alternative and private markets fund manager offering yield opportunities to institutional and retail investors. $8.1 billion has been deployed by funds managed by the Adviser since inception. Subject to the supervision of the Board, the Adviser is responsible for managing our investment activities and our business affairs. In addition to serving as our investment adviser, the Adviser provides management and advisory services to Gladstone Capital, a business development company, Gladstone Investment, a business development company, Gladstone Commercial Corporation (“Gladstone Commercial”), a REIT, and Gladstone Land Corporation (“Gladstone Land”), a REIT.

Advisory Fees

Pursuant to our Advisory Agreement, we will pay the Adviser certain fees as compensation for its services, consisting of a management fee and an incentive fee, each as described below.

The management fee is calculated at an annual rate of 1.25%, payable monthly in arrears, accrued daily based upon our average daily net assets. “Net assets” means the total value of all our assets, less an amount equal to all of our accrued debts, liabilities and obligations and before taking into account any management or incentive fees payable or contractually due but not payable during the period. Because we are newly organized, no fees were paid to the Adviser pursuant to the Advisory Agreement in any prior fiscal year.

The incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets at the end of the immediately preceding calendar quarter, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”), subject to a “catch-up” feature. The incentive fee payable quarterly to the Adviser and is computed as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate;

•

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.0588% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter; and

•

15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0588% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter.

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, consulting fees that we receive from portfolio companies) accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The following is a graphical representation of the calculation of the incentive fee:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the Fund’s adjusted capital)

Percentage of pre-incentive fee net investment income allocated to the incentive fee

These calculations will be appropriately prorated for any period of less than three months.

Example: Incentive Fee for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.50%

Hurdle rate(1) = 1.75%

Base management fee(2)= 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3)= 0.2%

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.9875%

Pre-incentive fee net investment income does not exceed the Hurdle rate; therefore there is no incentive fee payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.50%

Hurdle rate(1) = 1.75%

Base management fee(2)= 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3)= 0.2%

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 1.9875%

Incentive fee	= 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
= 100% × (1.9875% – 1.75%)
= 0.2375%

Pre-incentive fee net investment income exceeds the Hurdle Rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2375%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle Rate(1) = 1.75%

Base management fee(2)= 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3)= 0.2%

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.9875%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (15.0% × (pre-incentive fee net investment income – 2.0588%))

Catch up =	2.0588% – 1.75%

=	0.3088%

Incentive fee	=(100% × 0.3088%) + (15.0% × (2.9875% – 2.0588%))
= 0.3088% + (15% × 0.9287%)
= 0.3088% + 0.139305% = 0.448105%

(1)	Represents 7.0% annualized Hurdle Rate.
(2)	Represents 1.25% annualized base management fee on average total assets.
(3)	Excludes organization and offering expenses.
(4)

The “catch-up” provision is intended to provide our Adviser with an incentive fee of 15.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.0588% in any calendar quarter.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services under the Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including (without limitation) those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common Shares and other securities; investment advisory and management fees;

administration fees, if any, payable under the Administration Agreement between us and the Administrator; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees; federal, state and local taxes; Independent Trustees’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC; costs of any reports, proxy statements or other notices to shareholders, including printing costs; our allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by us or the Administrator in connection with administering our business, including payments under the Administration Agreement between us and the Administrator based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

A discussion regarding the considerations of the Board for approving the Advisory Agreement will be included in our annual report to shareholders for the fiscal period ending March 31, 2025.

New Advisory Agreement

On [●], 2024, we and our initial shareholder approved a new investment advisory agreement between us and the Adviser (the “New Advisory Agreement”). The New Advisory Agreement is the result of an anticipated change in control of the Adviser. From inception, the Adviser has been 100% indirectly owned and controlled by David Gladstone. David Gladstone owns 100% of the voting and economic interests of The Gladstone Companies, Ltd., which in turn owns 100% of the voting and economic interests of The Gladstone Companies, Inc. (“TGC”), which in turn owned 100% of the voting and economic interests of the Adviser. On January 24, 2024, the Adviser entered into a voting trust agreement (the “Voting Trust Agreement”), among David Gladstone, Lorna Gladstone, Laura Gladstone, Kent Gladstone and Jessica Martin, each as a trustee and collectively, as the board of trustees of the voting trust (the “Voting Trust Board”), the Adviser and certain stockholders of the Adviser, pursuant to which David Gladstone deposited all of his indirect interests in the Adviser, which represented 100% of the voting and economic interests thereof, with the voting trust.

Pursuant to the Voting Trust Agreement, prior to its Effective Date (as defined below) David Gladstone has, in his sole discretion, the full, exclusive and unqualified right and power to vote in person or by proxy all of the shares of common stock of the Adviser deposited with the voting trust at all meetings of the stockholders of the Adviser in respect of any and all matters on which the stockholders of the Adviser are entitled to vote under the Adviser’s certificate of incorporation or applicable law, to give consents in lieu of voting such shares of common stock of the Adviser at a meeting of the stockholders of the Adviser in respect of any and all matters on which stockholders of the Adviser are entitled to vote under its certificate of incorporation or applicable law, to enter into voting agreements, waive notice of any meeting stockholders of the Adviser in respect of such shares of common stock of the Adviser and to grant proxies with respect to all such shares of common stock of the Adviser with respect to any lawful corporate action (collectively, the “Voting Powers”).

Commencing on the Effective Date, the Voting Trust Board shall have the full, exclusive and unqualified right and power to exercise the Voting Powers. Each member of the Voting Trust Board shall hold 20% of the voting power of the Voting Trust Board as of the Effective Date. The “Effective Date” shall occur on the earliest of (i) the death of David Gladstone, (ii) David Gladstone’s election (in his sole discretion) and (iii) one year from the date the Voting Trust Agreement was entered into. The members of senior management of the Adviser prior to the entry into the Voting Trust Agreement continue to manage the day-to-day aspects of the Adviser.

There are no changes to the terms of the Advisory Agreement currently in effect (the “Original Advisory Agreement”) in the New Advisory Agreement, including the fee structure and services to be provided, other than the date and term of the New Advisory Agreement as compared to the Original Advisory Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by us will change as a result of entry into the New Advisory Agreement. There will be no changes to our principal investment objective, investment strategies, fundamental investment restrictions or principal risks as a result of entry into the Voting Trust Agreement or New Advisory Agreement.

Expense Support and Conditional Reimbursement Agreement

We and the Adviser have entered into the Expense Support and Conditional Reimbursement Agreement under which the Adviser has agreed contractually for a one-year period to reimburse our initial organizational and offering costs, as well as our operating expenses commencing with the first quarter following [●], 2024, to the extent that aggregate distributions made to our shareholders of a Class during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Adviser may reimburse our or any Class’s operating expenses to the extent that it otherwise deems appropriate in order to ensure that we or such Class bear an appropriate level of expenses (each such payment, an “Expense Payment”). “Available Operating Funds” means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses); (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser’s agreement to reimburse our operating expenses, we have agreed to repay the Adviser in the amount of any of our expenses reimbursed, subject to the limitation that a reimbursement (an “Adviser Reimbursement”) will be made only if and to the extent that (i) it is payable not more than three years from the date on which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause Other Fund Operating Expenses (as defined below) attributable to such Shares of such Class (on an annualized basis and net of any reimbursements received by us during such fiscal year) during the applicable quarter to exceed the percentage of average net assets attributable to shares of such Class represented by Other Fund Operating Expenses (on an annualized basis) during the fiscal quarter in which the applicable Expense Payment from the Adviser was made; (iii) the Adviser Reimbursement does not cause the Fund to breach any other expense cap in place at the time of such Adviser Reimbursement; and (iv) the distributions per share declared by us at the time of the applicable Expense Payment are less than the effective rate of distributions per share for such Class of Shares at the time the Adviser Reimbursement would be paid. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least one year from the date of this prospectus, unless and until the Board approves its modification or termination. The Expense Support and Conditional Reimbursement Agreement may be terminated only by the Board on notice to the Adviser.

Other Fund Operating Expenses is defined as our total Operating Expenses (as defined below), excluding the management and incentive fees payable to the Adviser, any offering expenses, financing fees and costs, interest expense, [distribution fees,] [shareholder servicing fees] and extraordinary expenses. “Operating Expenses” means all operating costs and expenses we incur, as determined in accordance with generally accepted accounting principles for investment companies.

Administrative Services

We entered into the Administration Agreement with the Administrator. Pursuant to Administration Agreement, the Administrator performs (or oversees, or arranges for, the performance of) the administrative services necessary for our operation, including providing us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by our Board of Trustees, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement.

We reimburse the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the Administrator’s president, general counsel, and secretary), and their respective staffs. Our allocable portion of the Administrator’s expenses is generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter that the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator.

Portfolio Managers

The Adviser takes a team approach to portfolio management; however, the following persons, whom we refer to collectively as the Portfolio Managers, are primarily responsible for the day-to-day management of our portfolio: David Gladstone, John Sateri, Terry Lee Brubaker and Laura Gladstone. In addition, the Portfolio Managers have access to the other investment professionals at the Adviser to assist in sourcing and evaluating of our investments.

Biographical information for the Portfolio Managers is set forth below.

Name	Since	Recent Professional Experience
David Gladstone	Inception

Founder, Chief Executive Officer and Chairman of the Board of Gladstone Investment since its inception in 2005, of Gladstone Capital since its inception in 2001, of Gladstone Commercial since its inception in 2003 and of Gladstone Land since its inception in 1997. Founder, Chief Executive Officer and Chairman of the Board of the Adviser. Since 2010, Mr. Gladstone also serves on the board of managers of the Distributor. Chief Executive Officer, President, Chief Investment Officer. Chief Executive Officer, President, Chief Investment Officer and Director of Gladstone Acquisition from January 2021 until October 2022.

John Sateri	Inception	Managing Director of the Adviser since 2007. Investment Committee member of the Adviser for Gladstone Land, Gladstone Investment, Gladstone Capital and Gladstone Commercial since 2021.
Terry Lee Brubaker	Inception

Chief Operating Officer of Gladstone Land, Gladstone Investment, Gladstone Capital and Gladstone Commercial since 2007, 2005, 2004 and 2003, respectively. Vice Chairman, Chief Operating Officer and a director of our Adviser since 2006.

Laura Gladstone	Inception	Managing Director, Private Finance, of the Adviser since 2001.

As discussed above, the Portfolio Managers are all officers or directors, or both, of the Adviser, and Messrs. Gladstone and Brubaker are managers of the Administrator. The Adviser and the Administrator provide investment advisory and administration services, respectively, to the other pooled investment vehicles that are managed by the Adviser. As such, our Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of certain other pooled investment vehicles. As of this prospectus, Messrs. Gladstone, Brubaker and David Dullum (the president of Gladstone Investment and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of the portfolio of Gladstone Investment, a business development company; Messrs. Gladstone, Brubaker and Robert Marcotte (the president of Gladstone Capital and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of the portfolio of Gladstone Capital, a business development company; Messrs. Gladstone, Brubaker and Arthur Cooper (the president of Gladstone Commercial and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of Gladstone Commercial, a REIT; and Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a REIT.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and ownership of Shares by the portfolio managers.

Control Persons and Principal Holders of Securities

Shareholders beneficially owning more than 25% of outstanding Shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. TGC will provide our initial capital by investing $100,000 in Class I Shares and thus will own 100% of outstanding Shares until we commence selling Shares to the public. For so long as TGC has a greater than 25% interest in our Shares, it may be deemed to be a “control person” of us for purposes of the 1940 Act. However, it is anticipated that TGC will no longer be a control person when we commence operations and Shares are sold to the public.

Additional Information

The Trustees are generally responsible for overseeing our management. The Trustees authorize us to enter into service agreements with the Adviser, the Administrator, the Distributor, and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on our behalf. Shareholders are not intended to be third-party beneficiaries of such service agreements.

Neither this prospectus, the SAI, any contracts filed as exhibits to the registration statement of which this prospectus forms a part, nor any other communications or disclosure documents from us or on our behalf creates a contract between a shareholder and us, our service providers, and/or the Trustees or our officers, other than pursuant to any rights under federal or state law. The Trustees may amend this prospectus, the SAI, and any other contracts to which we are a party, and interpret the investment objective, policies, restrictions and contractual provisions applicable to us without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in our prospectus or SAI.

PLAN OF DISTRIBUTION

Gladstone Securities LLC, the Distributor, is the principal underwriter and distributor of the Shares pursuant to a distribution agreement (the “Distribution Agreement”) by and between us and the Distributor. The Distributor, which is 100% indirectly owned and controlled by David Gladstone and an affiliate of the Adviser, is located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, is a broker-dealer registered with the SEC and is a member of FINRA. The Distributor acts as the distributor of Shares on a best-efforts basis pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares.

Shares will be continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. The Shares will be offered at NAV per share calculated each regular business day, plus any applicable sales load. Please see “Net Asset Value” below.

We and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

No market currently exists for the Shares. We will not list the Shares for trading on any securities exchange. There is currently no secondary market for the Shares and we do not anticipate that a secondary market will develop for the Shares. Neither the Adviser nor the Distributor intends to make a market in the Shares.

Pursuant to the Distribution Agreement, we have agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”). To the extent consistent with applicable law, the Distributor has agreed to indemnify us and each Trustee against certain liabilities under the Securities Act and in connection with the services rendered to us.

Share Classes

We have applied for exemptive relief from the SEC that, if granted, will permit us to issue multiple classes of Shares and to, among other things, impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. If such relief is granted, we will adopt a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Although we are not an open-end investment company, we will undertake to comply with the terms of Rule 18f-3 as a condition of the exemptive order, if granted. Under the Multi-Class Plan, Shares of each class represent an equal pro rata interest in us and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

We are currently offering Class I Shares. Upon receiving the exemptive relief, we will also offer Class A Shares, Class C Shares and Class U Shares and may offer additional classes of Shares in the future. The Class A Shares, Class C Shares and Class U Shares will not be offered to investors until the exemptive relief is obtained. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

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Class I Shares. Class I Shares will be sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge. Class I Shares are not subject to a distribution fee, shareholder servicing fees, or contingent deferred sales charge. Class I Shares may only be available through certain financial intermediaries. Because the Class I Shares are sold at the prevailing NAV per Class I Share without an upfront sales charge, the entire amount of your purchase is available for investment immediately. However, for all accounts, Class I Shares require a minimum investment of $250,000.

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Class A Shares. Class A Shares will be sold at the prevailing NAV per Class A Share plus a 5.75% sales load, which includes up to 5.00% of the price per Share for sales commissions and up to 0.75% of the price per Share for dealer manager fees. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are: (i) reinvesting dividends or distributions; (ii) a current or former Trustee; (iii) an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell the Shares; (iv) purchasing shares through the Adviser; (v) purchasing Shares through a financial services firm that has a special arrangement with us; or (vi) participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services. Class A Shares require a minimum investment of $5,000 and are subject to a quarterly shareholder servicing fee at an annual rate of up to 0.25% of our average daily net assets attributable to Class A Shares.

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Class C Shares. Class C Shares will be sold at the prevailing NAV per Class C Share and are not subject to any upfront sales charge. Class C Shares redeemed during the first 365 days after purchase may be subject to a contingent deferred sales charge of 1.00% of the original purchase price. Class C Shares require a minimum investment of $5,000 and are subject to a quarterly shareholder servicing fee at an annual rate of up to 0.25% of our average daily net assets attributable to Class C Shares and a distribution fee which will accrue at an annual rate of 0.75% of our average daily net assets attributable to Class C Shares.

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Class U Shares. Class U Shares will be sold at the prevailing NAV per Class U Share and are not subject to any upfront sales charge. Class U Shares are not subject to a shareholder servicing fee or contingent deferred sales charge. Class U shares are subject to a distribution fee which will accrue at an annual rate of 0.75% of our average daily net assets attributable to Class U Shares. Class U Shares may only be available through certain financial intermediaries. Because the Class U Shares are sold at the prevailing NAV per Class U Share without an upfront sales charge, the entire amount of your purchase is available for investment immediately. However, for all accounts, Class U Shares require a minimum investment of $5,000. While Class U Shares do not impose a front-end sales charge, if you purchase Class U Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

We reserve the right to waive the initial investment minimum for any class of Shares. There is no minimum subsequent investment amount for any class of Shares.

Shareholder Servicing Fee

We will adopt a “Shareholder Services Plan” with respect to the Class A Shares and Class C Shares under which we may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed Shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and us, account reconciliations with our transfer agent, facilitation of electronic delivery to clients of fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as we or the Adviser may reasonably request.

Under the Shareholder Services Plan, we, with respect to Class A Shares and Class C Shares, may incur expenses on an annual basis equal up to 0.25% of average net assets attributable to Class A Shares and Class C Shares, respectively.

Distribution Plans

We will adopt a “Distribution Plan” for the Class C Shares and Class U Shares. The Distribution Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although we are not an open-end investment company, we will undertake to comply with the terms of Rule 12b-1 as a condition of the exemptive order discussed above, if granted. The Distribution Plan will permit us to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class C Shares or Class U Shares. Most or all of the distribution fees are paid to financial firms through which shareholders may purchase or hold such Shares. Because these fees are paid out of the Class C Shares’ assets or Class U Shares’ assets, respectively, on an ongoing basis, over time they will increase the cost of an investment in Class C Shares and Class U Shares, respectively, and may cost you more than other types of sales charge.

Under the Distribution Plan, we will pay the Distributor a distribution fee at an annual rate of 0.75% of the average net assets attributable to Class C Shares and Class U Shares.

Purchasing Shares

Eligible investors may purchase Shares through their broker-dealer or other financial firm. Shares may be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Shares. Your broker-dealer or other financial firm may establish different minimum investment requirements than we do and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm. If you purchase Shares through a broker-dealer or other financial firm, instructions for buying, selling, exchanging or transferring Shares must be submitted by your financial firm or broker-dealer on your behalf.

To Open An Account

By Mail. Complete the application and mail it to [●] at the address noted below, together with a check payable to Gladstone Alternative Income Fund. Mail the application and your check to:

Regular Mail:

[●]

Overnight Mail:

[●]

We will only accept checks drawn on U.S. currency on domestic banks. We will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third-party transactions.

While we do not generally accept foreign investors, it may in instances where an intermediary makes Shares available and has satisfied its internal procedures with respect to the establishment of foreign investor accounts. Please contact Shareholder Services toll-free at [●] for more information.

The USA PATRIOT Act requires financial institutions, including us, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. This information will assist us in verifying your identity. Until such verification is made, we may temporarily limit additional share purchases. In addition, we may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, we may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

By Wire. To make a same-day wire investment, call Shareholder Services toll-free at [●] before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned to you. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee.

Additional Information

If you have questions regarding the purchase of Shares, call Shareholder Services toll-free at [●] before 4:00 p.m. Eastern time.

To add to an Account

By Mail. Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:

Regular Mail:

[●]

Overnight Mail:

[●]

By Wire. Call Shareholder Services toll-free at [●] for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee.

Purchase Price

Purchase orders received in good order by our transfer agent before the close of regular trading on the New York Stock Exchange (“NYSE”) on any business day will be priced at the NAV that is determined as of the close of trading on the Exchange. Purchase orders received in good order after the close of regular trading on the New York Stock Exchange will be priced as of the close of regular trading on the following business day. “Good Order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase Shares through a financial intermediary who may charge you a commission on your purchase, may charge additional fees, and may require different minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. The financial intermediary is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by us when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to us. Customer orders are required to be priced at our NAV next computed after the authorized financial intermediary or its authorized representatives’ receipt of the order to buy or sell. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on our behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of Shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

In the event your financial intermediary modifies or terminates its relationship with us, you must make arrangements to (a) transfer your Shares to another financial intermediary that is authorized to process such orders or (b) establish a direct account with our transfer agent by following the instructions under “To Open An Account.”

Networking and Sub-Transfer Agency Fees.

We may also directly enter into agreements with financial intermediaries pursuant to which we will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by us and/or the Distributor, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to our transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by us, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell Shares. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this Prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of us on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of Shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Shares over the shares of other funds based, at least in part, on the level of compensation paid. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although we may use financial firms that sell Shares to effect portfolio transactions for us, we and the Adviser will not consider the sale of Shares as a factor when choosing financial firms to effect those transactions.

Medallion Signature Guarantees

We may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the written redemption exceeds $100,000, the address of record has changed within the past 30 days, or the proceeds are to be paid to a person other than the account owner of record. When we require a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. We recognize the following medallion programs: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Please call Shareholder Services toll-free at [●] for further information on obtaining a proper signature guarantee.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of our prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your Shares are held directly with us, call us at [●]. You will receive the additional copy within 30 days after receipt of your request by us. Alternatively, if your Shares are held through a financial institution, please contact the financial institution directly.

Acceptance and Timing of Purchase Orders

A purchase order received by us or our designee prior to the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time (“NYSE Close”), on a day we are open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the NYSE Close will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the NYSE Close and communicated to us or our designee prior to such time as agreed upon by us and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. We are “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, we reserve the right to treat such day as a business day and accept purchase orders in accordance with applicable law. In such cases, we would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. We reserve the right to close if the primary trading markets of our portfolio instruments are closed and our management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, we may close trading early. Purchase orders will be accepted only on days which we are open for business.

We and the Distributor each reserves the right, in our sole discretion, to accept or reject any order for purchase of Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for us to dispose of our securities or to determine fairly the value of our net assets, or during any other period as permitted by the SEC for the protection of investors.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, we must obtain the following information for each person that opens a new account:

1.  Name;

2.  Date of birth (for individuals);

3.  Residential or business street address; and

4.  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits us and other financial institutions from opening a new account unless we receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, we may restrict your ability to purchase additional Shares until your identity is verified. We also may close your account and redeem your Shares or take other appropriate action if we are unable to verify your identity within a reasonable time.

PERIODIC REPURCHASE OFFERS

We are a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require us to repurchase its Shares, except as permitted by our interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by us, and then only on a limited basis.

We have adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of our outstanding common Shares, requiring us to offer to repurchase at least 5% and up to 25% of our Shares at NAV on a regular schedule. For these purposes, a “majority” of our outstanding Shares means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of our outstanding voting securities are present at the meeting or represented by proxy, or (2) more than 50% of our outstanding voting securities regardless of whether such shareholders are present at the meeting (or represented by proxy). Although the policy permits repurchases of between 5% and 25% of our outstanding Shares, for each quarterly repurchase offer, we currently expect to offer to repurchase 5% of our outstanding Shares at NAV, subject to approval of the Board. The schedule requires us to make repurchase offers every three months. We expect to make our initial repurchase offer in [●] and to complete our initial repurchase in [●].

Repurchase Dates

We will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

When a repurchase offer commences, we send, at least twenty-one (21) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that we are offering to repurchase and how we will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due.

•	The date that will be used to determine our NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which we will pay to shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which we may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the

Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. The repurchase price will be the NAV of the Shares as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will generally occur on the same date as the Repurchase Request Deadline, but in all instances must occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). We expect to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. Our NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which we calculate NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by [●] or calling us at [●].

Contingent Deferred Sales Charge

Selling brokers or other financial intermediaries that have entered into distribution agreements with the Distributor, may receive a commission of up to 1.00% of the purchase price of Class C Shares. Class I Shares, Class A Shares and Class U Shares are not subject to a contingent deferred sales charge.

Class C Shares tendered for repurchase that will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price. We may waive the imposition of the contingent deferred sales charge in the event of the applicable shareholder’s death or disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder. Shares acquired through our dividend reinvestment program are not subject to a contingent deferred sales charge.

Suspension or Postponement of Repurchase Offers

We may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of us, as defined in the 1940 Act. We may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause us to lose our status as a RIC under the Code; (2) for any period during which the NYSE or any other market in which the securities owned by us are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which our disposal of securities owned by us is not reasonably practicable, or during which it is not reasonably practicable for us to fairly determine the value of our net assets; or (4) for such other periods as the SEC may by order permit for the protection of our shareholders.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before we will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by us which is currently expected to be 5% of the outstanding Shares. In the event a repurchase offer by us is oversubscribed, we may repurchase, but are not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares. If we determine not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which we are entitled to repurchase, we will repurchase the Shares tendered on a pro rata basis.

If any Shares that you wish to tender to us are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that we may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time we distribute or publish each repurchase offer notification until the Repurchase Pricing Date for that offer, we must maintain liquid assets at least equal to the percentage of our Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which we value them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. We are also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If we borrow to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing our expenses and reducing any net investment income. There is no assurance that we will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with our repurchase offers are described under “Principal Risks of Investment in the Fund—We will offer to repurchase a limited percent of Shares each quarter, which may affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments and may also have the effect of increasing transaction costs and reducing returns to shareholders.” above. In addition, the repurchase of Shares by us will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and in the SAI.

NET ASSET VALUE

The NAV of the Shares is determined by dividing the total value of our portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding. Under normal circumstances, the NAV per Share is calculated as of NYSE Close on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of Shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

In order to determine the value of our portfolio investments, the Board has approved investment valuation policies and procedures (the “Policy”) and designated the Adviser to serve as the Board’s valuation designee (“Valuation Designee”) under the 1940 Act.

In accordance with the 1940 Act, the Board has the ultimate responsibility for reviewing the good faith fair value determination of our investments for which market quotations are not readily available based on the Policy and for overseeing the Valuation Designee. Such review and oversight include receiving at least quarterly written fair value determinations and supporting materials provided by the Valuation Designee, in coordination with the Administrator and with the oversight by our chief valuation officer (collectively, the “Valuation Team”). The Valuation Committee of the Board (comprised entirely of Independent Trustees) will meet quarterly to review the valuation determinations and supporting materials, discuss the information provided by the Valuation Team, determine whether the Valuation Team has followed the Policy, and review other facts and circumstances, including current valuation risks, conflicts of interest, material valuation matters, appropriateness of valuation methodologies, back-testing results, price challenges/overrides, and ongoing monitoring and oversight of pricing services. After the Valuation Committee concludes its meeting, it and the chief valuation officer, representing the Valuation Designee, will present the Valuation Committee’s findings on the Valuation Designee’s determinations to the entire Board so that the full Board may review the Valuation Designee’s determined fair values of such investments in accordance with the Policy.

There is no single standard for determining fair value (especially for privately held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses the Policy, and each quarter the Valuation Committee and the Board review the Policy to determine if changes thereto are advisable and whether the Valuation Team has applied the Policy consistently.

Use of Third-Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

A third-party valuation firm generally provides estimates of fair value on our debt investments. The Valuation Team generally assigns the third-party valuation firm’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates the third-party valuation firm’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from the third-party valuation firm’s. When this occurs, our Valuation Committee and the Board review whether the Valuation Team has followed the Policy and the Valuation Committee reviews whether the Valuation Designee’s determined fair value is reasonable in light of the Policy and other relevant facts and circumstances.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value (“TEV”) of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review the valuation of each of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our TEV, including review of all inputs provided by the independent valuation firm. The Valuation Team then presents a determination to our Valuation Committee as to the fair value. Our Valuation Committee reviews the determined fair value and whether it is reasonable in light of the Policy and other relevant facts and circumstances.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

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Total Enterprise Value — In determining the fair value using a TEV, the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or EBITDA); EBITDA multiples obtained from our indexing methodology whereby the original transaction EBITDA multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries; and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA and EBITDA multiples; however, TEV may also be calculated using revenue and revenue multiples or a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks.

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Yield Analysis — The Valuation Team generally determines the fair value of our debt investments for which we do not have the ability to effectuate a sale of the applicable portfolio company using the yield analysis, which includes a DCF calculation and assumptions that the Valuation Team believes market participants would use, including: estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default, and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by a third-party valuation firm and market quotes.

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Market Quotes — For our investments for which a limited market exists, we generally base fair value on readily available and reliable market quotations, which are corroborated by the Valuation Team (generally by using the yield analysis described above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy. For securities that are publicly traded, we generally base fair value on the closing market price of the securities we hold as of the reporting date. For restricted securities that are publicly traded, we generally base fair value on the closing market price of the securities we hold as of the reporting date less a discount for the restriction, which includes consideration of the nature and term to expiration of the restriction and the lack of marketability of the security.

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Investments in Funds — For equity investments in other funds for which we cannot effectuate a sale of the fund, the Valuation Team generally determines the fair value of our invested capital at the NAV provided by the fund. Any invested capital that is not yet reflected in the NAV provided by the fund is valued at par value. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of our investments, including: the nature and realizable value of the collateral, including external parties’ guaranties, any relevant offers or letters of intent to acquire the portfolio company, timing of expected loan repayments, and the markets in which the portfolio company operates.

Fair value measurements of our investments may involve subjective judgments and estimates and, due to the uncertainty inherent in valuing these securities, the determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Intra-Quarter Determinations in Connection with the Offering

In connection with the offering of Shares, the Valuation Designee is required to make a daily determination of the then current NAV of our Shares. In making such determination, the Valuation Designee will consider the NAV disclosed in the most recent periodic report that we filed with the SEC and the Valuation Designee’s assessment of whether any change in the NAV has occurred since such disclosure (including through (i) updated pricing of any securities for which market quotation exist, (ii) the realization of gains on the sale of our portfolio securities or (iii) unrealized appreciation or depreciation due to known changes in the portfolio company’s financial situation since the most recent publicly disclosed NAV).

DISTRIBUTIONS

Commencing with our first dividend, we intend to declare income dividends daily and distribute them to shareholders monthly at rates that reflect our past and projected net income. Subject to applicable law, we may fund a portion of our distributions with gains from the sale of portfolio securities and other sources. The dividend rate that we pay on our Shares may vary as portfolio and market conditions change and will depend on a number of factors, including without limitation the amount of our undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage we obtain (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares we may issue). As portfolio and market conditions change, the rate of distributions on the Shares and our dividend policy could change. For a discussion of factors that may cause our income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” We intend to distribute each year substantially all of our net investment income and net short-term capital gains. In addition, at least annually, we intend to distribute net realized long-term capital gains not previously distributed, if any. Our net investment income consists of all income (other than net short-term and long-term capital gains) less all our expenses (after we pay accrued dividends on any outstanding preferred shares). Our distribution rates may be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions we pay for any particular quarter may be more or less than the amount of cash available for distribution for that quarterly period.

We may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions we pay for any particular quarterly period may be more or less than the amount of net investment income we actually earned during the period. Undistributed net investment income will be added to our NAV and, correspondingly, distributions from undistributed net investment income will be deducted from our NAV.

The tax treatment and characterization of our distributions may vary significantly from time to time because of the varied nature of our investments. If we estimate that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, we will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of our distributions during the reporting period, we reference our internal accounting records at the time the distribution is paid and generally bases our projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in our internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between our daily internal accounting records, our financial statements presented in accordance with generally accepted accounting principles (“U.S. GAAP”), and recordkeeping practices under income tax regulations. Notwithstanding our estimates and projections, it is possible that we may not issue a Section 19 Notice in situations where we might later report the final tax character of those distributions as including capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, we may not issue a Section 19 Notice in situations where our financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital.

The tax characterization of our distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that we may make total distributions during a taxable year in an amount that exceeds our net investment income and net realized capital gains (as reduced by any capital loss carry-forwards) for the relevant year. The amount by which our total distributions exceed net investment income and net realized capital gains would generally be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Shares, with any amounts exceeding such basis treated as gain from the sale of Shares. In general terms, a return of capital would occur where a distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. A return of capital distribution is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the Shares. We will send shareholders detailed tax information with respect to our distributions annually. See “Tax Matters”.

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless a shareholder elects to receive distributions in cash, all distributions of shareholders whose Shares are registered with the plan agent will be automatically reinvested in additional Shares under our Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board may change our distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of our undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

Pursuant to our dividend reinvestment plan (the “Plan”), all shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by SS&C GIDS, Inc., as agent for the shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose Shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their Shares to another bank or broker and continue to participate in the Plan.

Shares received under the Plan will be issued to you at their NAV on the payment date; there is no sales or other charge for reinvestment. The number of full and fractional Shares (carried to the third decimal place) that each shareholder receiving Shares will be entitled to receive is to be determined by dividing the total amount that he or she would have been entitled to receive had he or she elected to receive the dividend in cash by the NAV per share of such Shares as of the close of business of the NYSE on the payable dates, such full and fractional Shares to be credited to the accounts of such shareholders. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform us. Your request must be received by us at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The automatic reinvestment of dividends and/or capital gains in Shares under the Plan will not relieve participants of any federal state, or local income tax that may be payable or required to be withheld (i.e., automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions) even though a shareholder receiving Shares under the Plan has not received any cash with which to pay the resulting tax. Because Shares are generally illiquid, a shareholder receiving shares under the Plan may need other sources of funds to pay any taxes due. See “Tax Matters.”

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Shares you have received under the Plan.

We and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, we reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent by calling [●] or by writing to Gladstone Alternative Income Fund, c/o SS&C GIDS, Inc. (attention Transfer Agent), 1055 Broadway Street, Kansas City, Missouri 64105.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following is a brief description of our anticipated capital structure. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the By-laws. The Declaration of Trust and the By-laws are each an exhibit to the registration statement of which this prospectus is a part.

We are a Delaware statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the Trustees may authorize separate series or classes of our shares of beneficial interest. Preferred shares may be issued in one or more series, with such rights as determined by the Board, by action of the Board without the approval of the shareholders.

The Declaration of Trust authorizes the issuance of an unlimited number of Shares. We currently offer one class of Shares, Class I Shares. Upon receiving the exemptive relief, we will also offer Class A Shares, Class C Shares and Class U Shares and may offer additional classes of shares in the future. Class A Shares, Class C Shares and Class U Shares will not be offered to investors until the exemptive relief is obtained. Our fees and expenses are set forth in “Summary of Fund Expenses” above.

Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon our liquidation, after paying or adequately providing for the payment of all of our liabilities and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute our remaining assets among the holders of the Shares according to their respective rights.

We do not intend to hold annual meetings of shareholders. If we do hold a meeting of shareholders, Shares entitle their holders to one vote for each Share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, By-laws, or required by applicable law.

We will send unaudited reports at least semiannually and audited financial statements annually to all of our shareholders.

Unlike many closed-end funds, the Shares are not listed for trading on any national securities exchange and we do not currently intend to list the Shares for trading on any national securities exchange. Accordingly, there is currently no secondary market for the Shares and we do not expect a secondary market is to develop.

The following table shows the amount of Shares that were authorized and outstanding as of [●], 2024:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us for Our Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Class I Shares	Unlimited	—	10,000
Class A Shares	Unlimited	—	—
Class C Shares	Unlimited	—	—
Class U Shares	Unlimited	—	—

Although we have no present intention to do so, we may determine in the future to issue preferred shares to add leverage to our portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN

THE DECLARATION OF TRUST

The Declaration of Trust and the By-laws include provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to open-end status.

The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a vote of two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of Shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in our governance and limit the risk that we will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders.

The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, which is higher than the voting standard otherwise required by federal and state law. However, if such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-laws. Upon the adoption of a proposal to convert us from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of our outstanding Shares entitled to vote, we shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between us and any national securities exchange.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the By-laws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of us by a third party and/or the conversion of us to an open-end investment company. The Trustees have considered the foregoing provisions and concluded that they are in the best interests of us and our shareholders, including holders of the Shares.

The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-laws, both of which are on filed as exhibit to the registration statement of which this prospectus forms a part.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting us and our shareholders. A more complete discussion of the tax rules applicable to us and our shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as shareholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons with a functional currency other than the U.S. dollar, non-U.S. investors or shareholders who contribute assets other than cash to us in exchange for common shares. If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds rights or common shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold rights or common shares should consult their tax advisors. No attempt is made to discuss state, local or foreign tax consequences to our investors, nor to present a detailed explanation of all U.S. federal tax concerns affecting us and our shareholders (including shareholders owning large positions in us).

Treatment as a Regulated Investment Company

We intend to elect to be treated to qualify as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax at the corporate level provided that we distribute each taxable year our net investment income and gains from investments to shareholders. We intend to distribute substantially all of such income and gains on at least an annual basis. We will be subject to income tax at regular corporate rates on any taxable income or gains that we do not distribute to our shareholders, thereby reducing the return on your investment. Our qualification and taxation as a RIC depend upon our ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code, no assurance can be given that we will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

Taxes on Fund Distributions

A shareholder subject to U.S. federal income tax will generally be subject to tax on our distributions. For U.S. federal income tax purposes, our distributions will generally be taxable to a shareholder as either ordinary income or capital gains. Our dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. Federal taxes on our distributions of capital gains are determined by how long we owned or are deemed to have owned the investments that generated the capital gains, rather than how long a shareholder has owned the Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by us as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. We do not expect a significant portion of our distributions to be treated as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by us, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of Shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Shares.

The ultimate tax characterization of our distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that we may make total distributions during a taxable year in an amount that exceeds our current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce a shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the Shares.

We will send you information after the end of each year setting forth the amount and tax status of any distributions we paid to you.

Fund distributions are taxable to shareholders as described above even if they are paid from income or gains we earned before a shareholder’s investment (and thus were included in the price the shareholder paid).

Certain Fund Investments

Our transactions in foreign currencies, foreign-currency denominated debt obligations, derivatives or similar or related transactions could affect the amount, timing and character of our distributions, and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. Our investments in certain debt instruments could cause us to recognize taxable income in excess of the cash generated by such investments (which may require us to sell or otherwise dispose of other investments in order to make required distributions).

Foreign Taxes

Income received by us from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. If, at the close of our taxable year, more than 50% of the value of our total assets consists of securities of foreign corporations or foreign governments, we will be permitted to make an election under the Code that would allow shareholders a deduction or credit for foreign taxes. If we do not qualify for or chooses not to make such an election, shareholders will not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes we paid; in that case the foreign tax will nonetheless reduce our yield on such investments. Even if we elect to pass through to our shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in us through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, even if we qualify to make such elections for any year, it may determine not to do so. Our investments in non-U.S. securities or foreign currencies may also increase or accelerate our recognition of ordinary income and may affect the timing or amount of our distributions.

Taxes When you Dispose of Your Shares

Any gain resulting from the disposition of Shares that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to shareholders as capital gains for U.S. federal income tax purposes.

Shareholders who offer, and are able to sell, all of the Shares they hold or are deemed to hold in response to a repurchase offer (as described above) generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. In the case of shareholders who tender or are able to sell fewer than all of their Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. In addition, there is a risk that shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in us otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of us. Our use of cash to repurchase Shares could adversely affect our ability to satisfy the distribution requirements for treatment as a RIC. We could also recognize income in connection with its sale or other disposal of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether such distribution requirements are satisfied.

Taxation of Fund Reinvestments

We intend to distribute to our shareholders, at least annually, all or substantially all of our investment company taxable income (computed without regard to the dividends-paid deduction), our net tax-exempt income (if any) and our net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by us will be subject to tax at the fund level at regular corporate rates. In the case of net capital gain, we are permitted to designate the retained amount as undistributed capital gain in a timely notice to our shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by us on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If we make this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. We are not required to, and there can be no assurance that we will, make this designation if we retain all or a portion of our net capital gain in a taxable year.

Backup Withholding

We may be required to withhold, for federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide us (or our agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding, currently at a rate of 24%, is not an additional tax and any amount withheld may be refunded or credited against your federal income tax liability, if any, provided that you timely furnish the required information to the IRS. In addition, we may be required to withhold on our distributions to non-U.S. shareholders.

CUSTODIAN AND TRANSFER AGENT

The securities we hold in our portfolio companies will be held under a custodian agreement with [●]. The address of the custodian is [●]. Our assets are held under bank custodianship in compliance with the 1940 Act. SS&C GIDS, Inc. will act as our transfer and dividend paying agent and registrar. The principal business address of SS&C GIDS, Inc. is 1055 Broadway Street, Kansas City, Missouri 64105. SS&C GIDS, Inc. also maintains an internet website at [●] and one specifically for shareholders at [●].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as our independent registered public accounting firm. PricewaterhouseCoopers LLP provides audit services, tax and other audit related services to us. The address of PricewaterhouseCoopers LLP is 655 New York Avenue NW, Washington, DC 20001.

LEGAL MATTERS

The legality of Shares offered hereby will be passed upon for us by Richards, Layton & Finger, P.A. Certain other legal matters will be passed on for us by Kirkland & Ellis LLP.

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call us at: [●]

By mail. Write to us at: [●].

Via the Internet.

[●]

Text only versions of our documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

Additional Information:

More information on us is available free upon request, including the following:

Annual and Semiannual Reports:

Our annual and semiannual reports will contain more information about our investments and performance. The annual report also will include details about the market conditions and investment strategies that had a significant effect on our performance during the last fiscal year. The reports will be available free of charge at [●], and through other means, as indicated on the left.

Statement of Additional Information (“SAI”):

The SAI provides more details about us and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at [●] and through other means, as indicated on the left.

Gladstone Alternative Income Fund

Gladstone Alternative Income Fund Shares are distributed by: Gladstone Securities, LLC

Investment Company Act File Number: 811-23983	([●]/24)

[●] [●]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated July 12, 2024

GLADSTONE ALTERNATIVE INCOME FUND

Common Shares

Class I Shares

Class A Shares

Class C Shares

Class U Shares

Statement of Additional Information

Gladstone Alternative Income Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). We are a non-diversified, closed-end management investment company that is operated as an “interval fund.”

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated [●], 2024, a copy of which may be obtained upon request and without charge by writing to us at Westbranch Drive, Suite 100, McLean, Virginia 22102, or by calling toll-free (703) 287-5800 or by accessing our website at [●]. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The prospectus, and other information about us, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

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THE FUND

We are a newly organized, a non-diversified, closed-end management investment company that continuously offers our Shares and are operated as an “interval fund.” We were formed on May 29, 2024 as a Delaware statutory trust. We have applied for exemptive relief from the SEC that, if granted, will permit us to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. We currently offer one class of Shares, Class I Shares. Upon receiving the exemptive relief, we will also offer Class A Shares, Class C Shares and Class U Shares and may offer additional classes of Shares in the future. Class A Shares, Class C Shares and Class U Shares will not be offered to investors until the exemptive relief is obtained.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

This section provides further information on certain types of investments and investment techniques that we may use and some of the risks associated with such investments and techniques. The composition of our portfolio and the investments and techniques that we use in seeking our investment objective and employing our investment strategies will vary over time. We may use the investments and techniques described below at all times, at some times, or not at all.

144A Securities. We also may invest in illiquid securities that are governed by Rule 144A under the Securities Act of 1933 (“144A Securities”). These securities may be resold under certain circumstances to other institutional buyers. Specifically, 144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of our portfolio to the extent that QIBs become, for a time, uninterested in purchasing these securities. Because of the resale restrictions in 144A Securities, there is a greater risk that they will become illiquid than securities issued in offerings registered with the SEC.

Asset-Backed Securities. We may invest in asset-backed securities (unrelated to commercial real estate loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts, and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables generally are unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest senior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, we will be unable to possess and sell the underlying collateral and that our recoveries on repossessed collateral may not be available to support payments on these securities.

Bank Obligations. Bank obligations in which we may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a

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designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York). Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Bridge Loans. Bridge loans are short-term loan arrangements (typically 12 to 18 months) usually made by a borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with “step-up” provisions under which the interest rate on the bridge loan rises (or “steps up”) the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

Cash Management Practices. We receive cash as a result of investments in the Shares in this offering, from the sale of our investments, and from any income or dividends generated by our portfolio investments and may handle that cash in different ways. We may maintain a cash balance pending investments in other securities, payment of dividends or repurchase consideration, or in other circumstances where our portfolio management team believes additional liquidity is necessary or advisable. To the extent that we maintain a cash balance, that portion of our portfolio will not be exposed to the potential returns (positive or negative) of the market in which we typically invest. We may invest our cash balance in short-term investments, such as repurchase agreements. These cash management practices are ancillary to, and not part of, our principal investment strategies. As such, we do not intend to invest substantially in this manner under normal circumstances.

CFTC Regulation. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if a fund markets itself as providing investment exposure to such instruments. The Adviser has filed a claim of exclusion from the definition of the term “commodity pool operator” with respect to us and therefore, the Adviser is not subject to registration or regulation as a pool operator under the CEA. To remain eligible for this exclusion, we must comply with certain limitations, including limits on our ability to use any commodity interests and limits on the manner in which we hold out our use of such commodity interests. These limitations may restrict our ability to pursue our investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for us, and/or adversely affect our total return.

Collateralized Loan Obligations and Other Collateralized Obligations. A collateralized loan obligation (“CLO”) is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which we invest. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. In addition to the general risks associated with fixed income

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securities and structured products discussed elsewhere in this Statement of Additional Information and in the prospectus, CLOs carry additional risks including but not limited to the following:

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Subordination and Risk of Default: Lower tranche CLOs provide subordination and enhancement to higher tranches, and, therefore, lower tranches are subject to a higher risk of defaults in the underlying collateral. Although supported by the lower tranches, defaults or losses above certain levels could reduce or eliminate all current cash flow to the highest tranche and entail loss of principal. Among other things, defaults, downgrades, and principal losses with respect to CLO collateral can trigger an event of default under the terms of the CLO structure, which could result in the liquidation of the collateral and accelerate the payments of our investments in the CLO, which may be at a loss.

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Transparency Risk: Collateral managers of CLOs may actively manage the portfolio. Accordingly, the collateral and the accompanying risks underlying a CLO in which we invest will change and will do so without transparency. Therefore, our investment in a CLO will not benefit from detailed or ongoing due diligence on the underlying collateral.

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Credit Risk: CLO collateral is subject to credit and liquidity risks, as substantially all of the collateral held by CLOs will be rated below investment grade or be unrated. Because of the lack of transparency, the credit and liquidity risk of the underlying collateral can change without visibility to the CLO investors.

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Lack of Liquidity: CLOs typically are privately offered and sold, and, thus, are not registered under the federal securities laws and subject to transfer restrictions. As a result, we may characterize investments in CLOs as illiquid. Certain securities issued by a CLO (typically the highest tranche) may have an active dealer market and, if so, we may deem such securities to be liquid.

•	Interest Rate Risk: The CLO portfolio may have exposure to interest rate fluctuations as well as mismatches between the interest rate on the underlying bank loans and the CLO securities.

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Prepayment Risk: CLO securities may pay earlier than expected due to defaults (triggering liquidation) or prepayments on the underlying collateral, optional redemptions, or refinancing, or forced sale in certain circumstances.

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Documentation Risk: CLO documentation is highly complex and can contain inconsistencies or errors, creating potential risk and requiring significant interpretational expertise, disputes with issuers, or unintended investment results.

Other structured products in which we may invest include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized fund obligations (“CFOs”) and collateralized mortgage obligations (“CMOs”). A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, including high yield debt, trust preferred securities, and emerging market debt, which are subject to varying degrees of credit and counterparty risk. A CFO is a security that is collateralized by private equity or hedge fund assets. A CMO is a security that is collateralized by whole loan mortgages or mortgage pass-through securities. CMOs, CDOs, CFOs and CBOs are structured similarly to CLOs and carry additional risks that include, but are not limited to, the risks of investing in CLOs described above and the risks associated with the pool of underlying securities.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”), are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Banks and other financial companies are large issuers of CoCos. In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded

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capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings. Another version of a CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening our standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended. Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not.

Convertible Securities. Convertible securities are preferred stock or debt obligations that may be converted into or exchanged for shares of common stock (or cash or other securities) of the same or a different issuer at a stated price or exchange ratio. Convertible securities generally rank senior to common stock in a corporation’s capital structure but usually are subordinated to comparable non-convertible securities. A convertible security entitles the holder to receive a dividend or interest that generally is paid or accrued on the underlying security until the convertible security matures or is redeemed, converted, or exchanged. While convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, market prices of convertible securities may be affected by such dividend changes or other changes in the underlying securities. In addition, if the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. Alternatively, a convertible security may lose much or all of its value if the value of the underlying common stock falls below the conversion price of the security.

Convertible securities have both equity and fixed income risk characteristics. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by us is called for redemption, we will be required to convert it into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on our ability to achieve its investment objective, which, in turn, could result in losses to us.

Synthetic convertible securities are derivative instruments comprising two or more securities whose combined investment characteristics resemble a convertible security. A typical convertible security combines

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fixed income securities or preferred stock with an equity component, such as a warrant, which offers the potential to own the underlying equity security. The value of a synthetic convertible security may respond differently to market fluctuations than the value of a traditional convertible security in response to the same market fluctuations.

Credit-Linked Notes. We may invest in Credit-Linked Notes (“CLNs”). CLNs are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities.” A CLN is generally issued by one party, typically a trust or a special purpose vehicle, with investment exposure or risk that is linked to a second party. The CLN’s price or coupon is linked to the performance of the reference security of the second party.

To the extent we invest in CLN, we have the right to receive periodic interest payments from the CLN issuer at an agreed upon interest rate and, if there has been no default or other applicable declines in credit quality, a return of principal at the maturity date. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will generally receive an amount equivalent to the recovery rate. We would also be exposed to the credit risk of the CLN issuer up to the full CLN purchase price, and CLNs are often not secured by the reference securities or other collateral. CLNs are also subject to the credit risk of the reference securities. If a reference security defaults or suffers certain other applicable declines in credit quality, we may, instead of receiving repayment of principal, receive the security that has defaulted.

As with most derivative investments, valuation of a CLN may be difficult due to the complexity of the security. The market for CLNs may suddenly become illiquid. The other parties to the transactions may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in CLN prices. In certain cases, a CLN’s market price may not be available or the market may not be active.

Debtor-in-Possession (“DIP”) Loans. We may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure, their underlying collateral and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Defaulted Bonds and Distressed Debt. Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, we may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and, in some cases, there may be no recovery of repayment. Further, defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates. Often, the securities received are illiquid or speculative. Investments in securities following a workout or bankruptcy proceeding typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, these securities can be subject to heavy selling or downward pricing pressure after the completion of a workout or bankruptcy proceeding. If our evaluation of the anticipated outcome of an investment should prove inaccurate, we could experience a loss. Such securities obtained in exchange may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets, and contingent interest obligations.

We may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Defaulted bonds and distressed debt securities

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are speculative and involve substantial risks in addition to the risks of investing in junk bonds. To the extent that we hold distressed debt, we will be subject to the risk that it may lose a portion or all of our investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. We may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. Any distressed securities or any securities received in exchange for such securities may be subject to restrictions on resale. In any reorganization or liquidation proceeding, we may lose our entire investment or may be required to accept cash or securities with a value less than our original investment. Moreover, it is unlikely that a liquid market will exist for us to sell our holdings in distressed debt securities.

Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

Derivatives. We may invest in derivative securities for bona fide hedging purposes. Subject to applicable provisions of the 1940 Act and applicable regulations promulgated by the Commodity Futures Trading Commission (“CFTC”), we may enter into hedging transactions, which may expose us to risks associated with such transactions. Such hedging may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under any credit facility from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counterparty credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facilities or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rate or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

ETFs. Exchange Traded Funds (“ETFs”) are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively

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managed (i.e., they do not seek to replicate the performance of a particular index). Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying common stock investments of the ETF and, consequently, the value of the ETF. Moreover, the market value of the ETF may differ from the value of its portfolio holdings because the market for ETF shares and the market for underlying securities are not always identical. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, our shareholders must bear not only their proportionate share of our fees and expenses, but they also must bear indirectly the fees and expenses of the ETF.

Fixed Income Securities with Buy-Back Features. Fixed income securities with buy-back features enable us to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

Foreign Currencies. A portion of our investments may be denominated in currencies other than the U.S. dollar. Changes in the rates of exchange between the U.S. dollar and other currencies will have an effect, which could be adverse, on our performance, amounts available for withdrawal and the value of securities distributed by us. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. Additionally, a particular foreign country may impose exchange controls, devalue its currency or take other measures relating to its currency which could adversely affect us. Finally, we could incur costs in connection with conversions between various currencies.

Foreign Securities. We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Guaranteed Investment Contracts. We may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value. Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to our acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

Inflation-Indexed Securities. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the CPI accruals as part of a semiannual coupon.

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Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if we purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation- adjusted principal and the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal amount of the bond repaid at maturity may be less than the original principal amount. Other types of inflation-indexed bonds may be adjusted in response to changes in the rate of inflation by different mechanisms (such as by changes in the rates of interest paid on their principal amounts).

The values of inflation-indexed bonds are expected to change in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected to some extent from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates or an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic inflation adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings (“IPOs”). IPOs are new issues of equity and fixed income securities. IPOs have many of the same risks as small company stocks and bonds. IPOs do not have trading history, and information about the company may be available only for recent periods. Our purchase of shares or bonds issued in IPOs also exposes us to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share and bond prices of newly priced companies have fluctuated in significant amounts over short periods of time. We may be limited in the quantity of IPO and secondary offering shares and bonds that we may buy at the offering price, or we may be unable to buy any shares or bonds of an IPO or secondary offering at the offering price. Our investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when we make more limited, or no, investments in IPOs. As our increases, the impact of IPOs on our performance generally would decrease; conversely, as our size decreases, the impact of IPOs on our performance generally would increase.

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Investments in Other Investment Companies. Subject to the limitations prescribed by the 1940 Act and our investment objective, policies, and restrictions, we may invest in other investment companies, including, but not limited to, money market funds, exchange-traded funds, closed-end funds, and other pooled vehicles. These limitations prohibit us from acquiring more than 3% of the voting shares of any one other investment company, and generally prohibit us from investing more than 5% of our total assets in the securities of any one other investment company or more than 10% of our total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. However, pursuant to certain SEC rules, these percentage limitations do not apply to our investments in certain registered money market funds. Our investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. Our shareholders must bear not only their proportionate share of our fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

Put Bonds. A put bond (also referred to as a tender option or third-party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, we in effect hold a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by us will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for us, the Adviser would take into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT or changes in interest rates affecting the underlying loans owned by the REIT. The affairs of REITs are managed by the REIT’s sponsor or management and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor or management. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems, changes in interest rates, decreases in market rates for rents, increases in competition, property taxes, capital expenditures or operating expenses, and other economic, political, or regulatory occurrences affecting the real estate industry. To the extent that assets underlying a REIT are concentrated geographically, by property type, or in certain other respects, these risks may be heightened. We will indirectly bear our proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. A repurchase agreement is a transaction by which we acquire a security (or basket of securities) and simultaneously commits to resell that security to the seller (typically, a bank or securities dealer) at an agreed upon date on an agreed upon price, which represents our cost plus interest. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. We require at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).

Repurchase agreements are considered a form of lending under the 1940 Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security.

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The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, we may incur a loss upon disposition of them. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, we may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if we are treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. To reduce credit risk and counterparty risk, we intend to limit repurchase agreements to transactions with dealers and financial institutions believed by the Adviser to present minimal credit risks. The Adviser will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. In a reverse repurchase agreement, we would sell a security to a securities dealer or bank for cash and also agree to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose us to credit risk (that is, the risk that the counterparty will fail to resell the security to us). Engaging in reverse repurchase agreements also may involve the use of leverage, in that we may reinvest the cash we receive in additional securities. We will attempt to minimize this risk by managing its duration.

Revolving Credit Facility Loans. For some loans, such as revolving credit facility loans (“revolvers”), an investor may be obligated under the loan agreement to, among other things, make additional loans in certain circumstances. We generally will place assets in reserve for these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that, once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded letter of credit term loan is a facility created by the borrower in conjunction with an agent, with the loan backed by letters of credit. Each participant in a letter of credit term loan fully funds its commitment amount to the agent for the facility.

Short-Term Taxable Securities. We may invest in bonds, the interest on which is subject to federal income tax, and we may be exempt from its state’s (if applicable) income tax.

Standby Commitments. We may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles us to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, we will not transfer a standby commitment to a third party, although we may sell securities subject to a standby commitment at any time. We may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, we may pay a higher price for the securities acquired in consideration for the commitment.

Unsecured Loans. We may make unsecured loans to portfolio companies, meaning that such loans will not benefit from any security interest over the assets of such companies. Liens on such portfolio companies’ assets, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan

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obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

U.S. Government Securities. We may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due.

U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.

We may purchase new issues of municipal bonds, which generally are offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by us are each fixed on the purchase date.

Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants are options to buy from the issuer a stated number of shares of common stock at a specified price, usually higher than the market price at the time of issuance, until a stated expiration date. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights may be transferable. The value of a warrant or right may not necessarily change with the value of the underlying securities. The risk of investing in a warrant or a right is that the warrant or the right may expire before the market value of the common stock exceeds the price specified by the warrant or the right. If not exercised before their stated expiration date, warrants and rights cease to have value and may result in a total loss of the money invested. Investments in warrants and rights are considered speculative.

When-Issued or Forward Transactions. When-issued or forward transactions involve a commitment by us to purchase securities, with settlement to take place in the future. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines before the settlement date or if the value of the security to be sold increases before the settlement date. At the time we make the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. We also generally are required to identify on our books cash and liquid assets in an amount sufficient to meet the purchase price unless our obligations are otherwise covered. We generally will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, we may dispose of or negotiate a commitment after entering into it. We also may sell securities we have committed to purchase before the commitment’s settlement date.

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INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. We are subject to the following fundamental investment restrictions that cannot be changed without the approval of the holders of a majority of our outstanding common Shares1 and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class.

1.

We may not borrow money or issue senior securities, except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.

We may not purchase or sell real estate, but we may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

3.

We may not purchase or sell physical commodities, except that we may purchase and sell options, forward contracts, contracts for difference, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

4.

We may not engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of our portfolio securities, we may be deemed to be an underwriter under federal securities laws.

5.

We may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities).

6.	We may make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom).

7.

We may make short sales, purchase on margin, a write put and call options, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom).

In addition, we have adopted the following fundamental policies with respect to repurchase offers that cannot be changed without the approval of the holders of a majority of our outstanding common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

1.

We will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for at least 5% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements.

2.

We will repurchase Shares that are tendered by the date by which shareholders can tender their Shares in response to a repurchase offer (the “Repurchase Request Deadline”), which will be established by the Board of Trustees in accordance with Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time.

[1]

A “majority” of our outstanding Shares means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of our outstanding voting securities are present at the meeting or represented by proxy, or (2) more than 50% of our outstanding voting securities regardless of whether such shareholders are present at the meeting (or represented by proxy).

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3.	Each repurchase pricing shall occur no later than the 14th calendar day after the Repurchase Request Deadline, or the next business day if the 14th calendar day is not a business day.

Interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of shareholders, as applicable, will be required or sought.

The 1940 Act, including the rules and regulations thereunder, generally prohibits us from borrowing (other than certain temporary borrowings) unless immediately after the borrowing we have satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of our total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1⁄3% of our total net assets, including assets attributable to such leverage). Certain investments which may give rise to a form of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions) are subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Under the 1940 Act, we may not issue senior securities representing stock unless immediately after such issuance the value of our total net assets is at least 200% of the liquidation value of our outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through senior securities to 50% of our total net assets).

In addition, we are not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the asset coverage tests described above are satisfied after giving effect to such dividend or distribution.

Non-Fundamental Investment Restriction. We are not subject to any additional non-fundamental investment restriction which may be changed by the Board of Trustees without shareholder approval.

Compliance with any policy or limitation of ours that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of our assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful for us, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

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INVESTMENT ADVISORY AND OTHER SERVICES, FEES AND EXPENSES

Advisory Agreement

We have entered into the Advisory Agreement with the Adviser. The Adviser is an investment adviser registered with the SEC located at 1521 Westbranch Drive, Suite 100, McLean, VA 22101.

Under the terms of the Advisory Agreement, the Adviser (i) determines the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments we make; (iii) closes and monitors our investments; (iv) determines the securities and other assets that we will purchase, retain, or sell; (v) performs due diligence on prospective portfolio companies; and (vi) provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds. Pursuant to our Advisory Agreement, we pay the Adviser certain fees as compensation for its services, consisting of a management fee and an incentive fee, each as described below.

The management fee is calculated at an annual rate of 1.25%, payable monthly in arrears, accrued daily based upon our average daily net assets. “Net assets” means the total value of all our assets, less an amount equal to all of our accrued debts, liabilities and obligations and before taking into account any management or incentive fees payable or contractually due but not payable during the period. Because we are newly organized, no fees were paid to the Adviser pursuant to the Advisory Agreement in any prior fiscal year.

The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets at the end of the immediately preceding calendar quarter, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”), subject to a “catch-up” feature. The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

●	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate;

●

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.0588% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter; and

●

15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0588% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter.

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, consulting fees that we receive from portfolio companies) accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The Advisory Agreement was initially approved by the Trustees, including all of the Independent Trustees, on [●], 2024 at a meeting called for such purpose. A discussion regarding the basis for the Board of

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Trustees’ initial approval of the Advisory Agreement will be available in our initial report to shareholders. The Advisory Agreement will remain in full force and effect, unless sooner terminated by us, for an initial two-year period and shall continue thereafter on an annual basis provided that such continuance is specifically approved at least annually (i) by the vote of a majority of our outstanding voting securities or by the Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees. It can also be terminated at any time, without payment of any penalty by a vote of a majority of our outstanding voting securities or by a vote of a majority of the entire Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to us. Additionally, the Advisory Agreement will terminate automatically in the event of its assignment. The Advisory Agreement may not be materially amended without a vote of a majority of our outstanding voting securities.

The Advisory Agreement provides that the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator will not be liable to us for their acts under the Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations under the Advisory Agreement.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services under the Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including (without limitation) those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common shares and other securities; investment advisory and management fees; administration fees, if any, payable under the Administration Agreement between us and the Administrator; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees; federal, state and local taxes; Independent Trustees’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC; costs of any reports, proxy statements or other notices to shareholders, including printing costs; our allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by us or the Administrator in connection with administering our business, including payments under the Administration Agreement between us and the Administrator based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

New Advisory Agreement

On [●], 2024, we and our initial shareholder approved a new investment advisory agreement between us and the Adviser (the “New Advisory Agreement”). The New Advisory Agreement is the result of an anticipated change in control of the Adviser. From inception, the Adviser has been 100% indirectly owned and controlled by David Gladstone. David Gladstone owns 100% of the voting and economic interests of The Gladstone Companies, Ltd., which in turn owns 100% of the voting and economic interests of The Gladstone Companies, Inc. (“TGC”), which in turn owned 100% of the voting and economic interests of the Adviser. On January 24, 2024, the Adviser entered into a voting trust agreement (the “Voting Trust Agreement”), among David Gladstone, Lorna Gladstone, Laura Gladstone, Kent Gladstone and Jessica Martin, each as a trustee and

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collectively, as the board of trustees of the voting trust (the “Voting Trust Board”), the Adviser and certain stockholders of the Adviser, pursuant to which David Gladstone deposited all of his indirect interests in the Adviser, which represented 100% of the voting and economic interests thereof, with the voting trust.

Pursuant to the Voting Trust Agreement, prior to its Effective Date (as defined below) David Gladstone has, in his sole discretion, the full, exclusive and unqualified right and power to vote in person or by proxy all of the shares of common stock of the Adviser deposited with the voting trust at all meetings of the stockholders of the Adviser in respect of any and all matters on which the stockholders of the Adviser are entitled to vote under the Adviser’s certificate of incorporation or applicable law, to give consents in lieu of voting such shares of common stock of the Adviser at a meeting of the stockholders of the Adviser in respect of any and all matters on which stockholders of the Adviser are entitled to vote under its certificate of incorporation or applicable law, to enter into voting agreements, waive notice of any meeting stockholders of the Adviser in respect of such shares of common stock of the Adviser and to grant proxies with respect to all such shares of common stock of the Adviser with respect to any lawful corporate action (collectively, the “Voting Powers”).

Commencing on the Effective Date, the Voting Trust Board shall have the full, exclusive and unqualified right and power to exercise the Voting Powers. Each member of the Voting Trust Board shall hold 20% of the voting power of the Voting Trust Board as of the Effective Date. The “Effective Date” shall occur on the earliest of (i) the death of David Gladstone, (ii) David Gladstone’s election (in his sole discretion) and (iii) one year from the date the Voting Trust Agreement was entered into. The members of senior management of the Adviser prior to the entry into the Voting Trust Agreement continue to manage the day-to-day aspects of the Adviser.

There are no changes to the terms of the Advisory Agreement currently in effect (the “Original Advisory Agreement”) in the New Advisory Agreement, including the fee structure and services to be provided, other than the date and term of the New Advisory Agreement as compared to the Original Advisory Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by us will change as a result of entry into the New Advisory Agreement. There will be no changes to our principal investment objective, investment strategies, fundamental investment restrictions or principal risks as a result of entry into the Voting Trust Agreement or New Advisory Agreement.

Expense Support and Conditional Reimbursement Agreement

We and the Adviser have entered into the Expense Support and Conditional Reimbursement Agreement under which the Adviser has agreed contractually for a one-year period to reimburse our initial organizational and offering costs, as well as our operating expenses commencing with the first quarter following [●], 2024, to the extent that aggregate distributions made to our shareholders of a Class during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Adviser may reimburse our or any Class’s operating expenses to the extent that it otherwise deems appropriate in order to ensure that we or such Class bear an appropriate level of expenses (each such payment, an “Expense Payment”). “Available Operating Funds” means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses); (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser’s agreement to reimburse our operating expenses, we have agreed to repay the Adviser in the amount of any of our expenses reimbursed, subject to the limitation that a reimbursement (an “Adviser Reimbursement”) will be made only if and to the extent that (i) it is payable not more than three years from the date on which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause Other Fund Operating Expenses (as defined below) attributable to such

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Shares of such Class (on an annualized basis and net of any reimbursements received by us during such fiscal year) during the applicable quarter to exceed the percentage of average net assets attributable to shares of such Class represented by Other Fund Operating Expenses (on an annualized basis) during the fiscal quarter in which the applicable Expense Payment from the Adviser was made; (iii) the Adviser Reimbursement does not cause the Fund to breach any other expense cap in place at the time of such Adviser Reimbursement; and (iv) the distributions per share declared by us at the time of the applicable Expense Payment are less than the effective rate of distributions per share for such Class of Shares at the time the Adviser Reimbursement would be paid. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least one year from the date of this prospectus, unless and until the Board approves its modification or termination. The Expense Support and Conditional Reimbursement Agreement may be terminated only by the Board on notice to the Adviser.

Other Fund Operating Expenses is defined as our total Operating Expenses (as defined below), excluding the management and incentive fees payable to the Adviser, any offering expenses, financing fees and costs, interest expense, [distribution fees,] [shareholder servicing fees] and extraordinary expenses. “Operating Expenses” means all operating costs and expenses we incur, as determined in accordance with generally accepted accounting principles for investment companies.

Administration Agreement

We entered into the Administration Agreement with the Administrator. Pursuant to Administration Agreement, the Administrator performs (or oversees, or arranges for, the performance of) the administrative services necessary for our operation, including providing us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by our Board of Trustees, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement.

We reimburse the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the Administrator’s president, general counsel, and secretary), and their respective staffs. Our allocable portion of the Administrator’s expenses is generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter that the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator.

The Administration Agreement provides that the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator will not be liable to us for their acts under the Administration Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations under the Administration Agreement.

Distributor

The Distributor, an affiliate of our Adviser located at 1521 Westbranch Drive, Suite 100, McLean, VA 22101, serves as our principal underwriter. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA. Under our Distribution Agreement, the Distributor is obligated to use its best efforts to find purchasers for the Shares and to make reasonable efforts to sell the Shares on a continuous basis, so long as, in the Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts. See “Plan of Distribution”.

The Distribution Agreement will remain in full force and effect, unless sooner terminated by us, for an initial two-year period and shall continue thereafter on an annual basis, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

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MANAGEMENT OF THE FUND

The Board of Trustees supervises our management, activities and affairs and has approved contracts with various organizations to provide, among other services, the day-to-day management required by us and our shareholders.

Board Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. The Board believes that our chief executive officer is best situated to serve as chairman because he is the trustee most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Paul W. Adelgren, one of our Independent Trustees serves as the Lead Independent Trustee. The Lead Independent Trustee has the responsibility of presiding at all executive sessions of our Independent Trustee, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent trustees and facilitating teamwork and communication between the independent trustees and management.

The Board believes the combined role of chairman and chief executive officer, together with having a Lead Independent Trustee, is in the best interest of shareholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of the Adviser. The Board concluded that the combined role enhances, among other things, the Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board’s behest and on its behalf.

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Qualifications of Trustees” below. Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board of Trustees’ role in the risk oversight, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee, the Compensation Committee, Ethics, Nominating and Corporate Governance Committee and the Valuation Committee. The responsibilities of each committee and its members are described below in the subsection “Committees”.

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Trustees and Officers

The following tables present certain information regarding the Board of Trustees and our officers. The address of each Trustee and officer as it relates to our business is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. Each Trustee and officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Age)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During Past 5 Years

Interested Trustees(2)

David Gladstone (82)	Trustee, Chairman, Chief Executive Officer (since inception)	Founder, Chief Executive Officer and Chairman of the Board of Gladstone Capital since its inception in 2001, of Gladstone Investment since its inception 2005, of Gladstone Commercial since its inception in 2003 and of Gladstone Land since its inception in 1997. Founder, Chief Executive Officer and Chairman of the Board of the Adviser. Since 2010, Mr. Gladstone also serves on the board of managers of the Distributor. Chief Executive Officer, President, Chief Investment Officer. Chief Executive Officer, President, Chief Investment Officer and Director of Gladstone Acquisition from January 2021 until October 2022.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Paula Novara (55)	Trustee; Head of Resource Management (since 2024)	Head of Human Resources, Facilities & Office Management and IT at Gladstone Capital, Gladstone Investment, Gladstone Commercial and Gladstone Land since 2001, 2005, 2003 and 1997, respectively.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land;

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Name (Age)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During Past 5 Years

Independent Trustees

Paul W. Adelgren (81)	Trustee (since 2024)	Retired	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Michela A. English (74)	Trustee (since 2024)	Director on multiple non-profit boards.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Katharine C. Gorka (64)	Trustee (since 2024)	President of Threat Knowledge Group, which provides training and expertise on threats to U.S. national security, since 2010 and the chair of the Fairfax County Republican Party since 2024; senior policy advisor in the Office of Policy at the Department of Homeland Security from 2017 to 2020; press secretary for U.S. Customs and Border Protection in 2020; and Director for Civil Society at The Heritage Foundation from 2020 to 2022.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land

John H. Outland (78)	Trustee (since 2024)	Private investor since June 2006.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

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Name (Age)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During Past 5 Years

Anthony W. Parker (78)	Trustee (since 2024)	Founder and Chairman of the Board of Parker Tide Corp., a federal government contracting company providing human resources, procurement and adjudication services to the federal government, with projects in 12 different states, since 1997.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Walter H. Wilkinson, Jr. (78)	Trustee (since inception)	Founder and former General Partner of Kitty Hawk Capital, a venture capital firm, from its founding in 1980 through 2016.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

(1) The Fund Complex includes Gladstone Capital and Gladstone Investment, each a business development company advised by the Adviser.

(2) Mr. Gladstone and Ms. Novara are interested persons of Gladstone Alternative Income Fund, within the meaning of Section 2(a)(19) of the 1940 Act, due to their positions as officers of us and of the Adviser and their employment by the Adviser.

Officers

Name (Age)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years

John Sateri (56)	President	Since inception	Managing Director of the Adviser since 2007. Investment Committee member of the Adviser for Gladstone Land, Gladstone Investment, Gladstone Capital and Gladstone Commercial since 2021.

Michael Malesardi (64)	Treasurer and Chief Financial Officer	Since inception	Chief Financial Officer and Treasurer of the Adviser since 2018.

Michael LiCalsi (54)	General Counsel and Secretary	Since inception

General Counsel for each of Gladstone Capital, Gladstone Investment, Gladstone Commercial and Gladstone Land since October 2009 and Secretary of each since October 2012. President of the Administrator since July 2013. Managing Principal and Chief Legal Officer of the Distributor and member of its board of managers since October 2010. General Counsel and Secretary of Gladstone Acquisition Corporation from January 2021 until October 2022.

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Qualifications of Trustees

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee.

When considering whether our trustees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Trustees to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics, Nominating and Corporate Governance Committee and the Board of Trustees focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•  Mr. Adelgren was selected to serve as an Independent Trustee due to his strength and experience in ethics, which also led to his appointment as chairman of our Ethics, Nominating and Corporate Governance Committee.

•  Ms. English was selected to serve as an Independent Trustee due to her greater than twenty years of senior management experience at various corporations and non-profit organizations.

•  Mr. Gladstone was selected to serve as a Trustee due to the fact that he is our founder and has greater than 30 years of experience in the industry.

•  Ms. Gorka was selected to serve as a Trustee due to her managerial expertise, strategic analyses and security background.

•  Ms. Novara was selected to serve as a Trustee due to the fact that she has in-depth knowledge of the Adviser and the Administrator. Ms. Novara also adds to the Board’s diversity of views.

•  Mr. Outland was selected to serve as an Independent Trustee due to his more than 20 years of experience in the real estate and mortgage industry.

•  Mr. Parker was selected to serve as an Independent Trustee due to his expertise and experience in the field of corporate taxation. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

•  Mr. Wilkinson was selected to serve as an Independent Trustee due to his over 40-year career in the venture capital industry where he has helped to start or expand dozens of rapidly growing companies in a variety of industries. Mr. Wilkinson brings a unique perspective to the Board from his experience in overseeing the successful growth and evolution of numerous businesses and understanding the challenges of leading both private and public companies through changing economic conditions.

Committees

The standing committees of the Board of Trustees are the Audit Committee, the Compensation Committee, Ethics, Nominating and Corporate Governance Committee and the Valuation Committee. The table below provides information about each committee’s composition, functions, and responsibilities.

Committee	Committee Members	Description
Audit Committee	Anthony W. Parker (Chairperson), Michela A. English and John H. Outland

The Audit Committee is comprised solely of Independent Trustees. The Audit Committee has adopted a written charter that is available to shareholders in the Investors-Governance section of our website at [●]. The Audit Committee oversees our corporate accounting and

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Committee	Committee Members	Description

financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the scope of the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; discusses with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is also responsible for reviewing and discussing with management and our independent accountants our annual audited and unaudited semi-annual financial statements and recommending to the Board whether such financial statements should be included in our reports to shareholders. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities with respect to independent audits carried out by the firm and any steps taken to deal with any such issues.

Compensation Committee	John H. Outland (Chairperson), Paul W. Adelgren and Walter H. Wilkinson, Jr.

The Compensation Committee is comprised solely of Independent Trustees. The Compensation Committee operates pursuant to a written charter that is available to shareholders in the Investors-Governance section of our website at [●]. The Compensation Committee conducts periodic reviews of the Advisory Agreement and the Administration Agreement to evaluate whether the fees paid to the Adviser and the Administrator under the agreements are in the best interests of us and our shareholders. The committee considers in such periodic reviews, among other things, whether the performance of the Adviser and the Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and Administration Agreement are being satisfactorily performed and determines whether or not to recommend to the Board renewal of such Agreements for the upcoming year. The Compensation Committee also annually reviews and recommends to the full Board of Trustees, the appropriate elements and level of trustee compensation.

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Committee	Committee Members	Description

Ethics, Nominating and Corporate Governance Committee	Paul W. Adelgren (Chairperson), Katharine C. Gorka, John H. Outland and Walter H. Wilkinson, Jr.

The Ethics, Nominating and Corporate Governance Committee is comprised solely of Independent Trustees. The Ethics, Nominating and Corporate Governance Committee operates pursuant to a written charter that is available to shareholders in the Investors-Governance section of our website at [●]. The Ethics, Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as our trustees (consistent with criteria approved by our Board), reviewing and evaluating incumbent trustees, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles.

The Ethics, Nominating and Corporate Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Ethics, Nominating and Corporate Governance Committee as nominee candidates may do so by submitting a written recommendation to our Secretary at: 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Ethics, Nominating and Corporate Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees.

Valuation Committee	Walter H. Wilkinson, Jr. (Chairperson), John H. Outland and Anthony W. Parker

The Valuation Committee is comprised solely of Independent Trustees. The Valuation Committee operates pursuant to a written charter that is available to shareholders in the Investors-Governance section of our website at [●]. The Valuation Committee is responsible for assisting the Board in determining the fair value of our investment portfolio or other assets in compliance with the 1940 Act and assisting the Board’s compliance with legal and regulatory requirements, as well as risk management, related to valuation.

Committee Meetings

We are newly organized and our first fiscal year has not yet been completed.

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Board Oversight of Risk Management

The Board of Trustees, in its entirety, plays an active role in overseeing management of our risks. The Board of Trustees regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of the Board plays a distinct role with respect to overseeing management of our risks:

•

Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, the Audit Committee meets at least [quarterly/semi-annually] (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to the Adviser and the Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of the Adviser and the Administrator to determine whether the compensation paid to the Adviser and the Administrator was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and the Administration Agreement were being satisfactorily performed.

•

Ethics, Nominating and Corporate Governance Committee: Our Ethics, Nominating and Corporate Governance Committee manages risks associated with the composition and independence of the Board of Trustees and potential conflicts of interest.

•

Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition, the Valuation Committee facilitates communication between the Board of Trustees, our senior and financial management and our independent public accountants related to valuation matters.

While each of the above committees is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Codes of Ethics

In accordance with Rule 17j-1 of the 1940 Act, each of us, the Adviser and the Distributor has adopted a code of ethics and business conduct applicable to all of the officers, trustees, directors and personnel of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website at [●]. Appendix A to the code of ethics and business conduct is our insider trading policy. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website or in a Current Report on Form 8-K.

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Compensation

The following table sets forth the compensation accrued by us for the Independent Trustees and the total compensation paid by all funds in the fund complex to the Independent Trustees. We currently do not offer any pension, profit-sharing or retirement plan to Trustees.

Independent Trustees	For the Fiscal Year Ending March 31, 2025 Aggregate Compensation From the Fund(1)	For the Year Ending [●] Total Compensation Paid by the Fund Complex(2)
Paul W. Adelgren	$[●]	$[●]
Michela A. English	$[●]	$[●]
Katharine C. Gorka	$[●]	$[●]
John H. Outland	$[●]	$[●]
Anthony W. Parker	$[●]	$[●]
Walter H. Wilkinson, Jr.	$[●]	$[●]

(1)	Since we have not completed our first full year since organization, compensation is estimated based upon future payments to be made by us during our initial fiscal year ending March 31, 2025.

(2)

Includes compensation the trustee received from Gladstone Capital and Gladstone Investment as part of our Fund Complex. Also includes compensation the trustee received from Gladstone Commercial and Gladstone Land, each a real estate investment trust managed by the Adviser.

Fund Ownership

The following table sets forth the dollar range of equity securities in us that the Trustees beneficially owned as of the date of this SAI. There are no other registered investment companies within the family of investment companies (i.e., no other registered investment company shares the Adviser).

Name of Trustee	Dollar Range of Equity Securities in the Fund
Interested Trustees
David Gladstone	$50,001–$100,000
Paula Novara	None
Independent Trustees
Paul W. Adelgren	None
Michela A. English	None
Katharine C. Gorka	None
John H. Outland	None
Anthony W. Parker	None
Walter H. Wilkinson, Jr.	None

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Other Accounts Managed

The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of [●], 2024.

	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Type of Accounts

David Gladstone
Other Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles(1):	[●]	$[●]	[●]	$[●]
Other Accounts	—	$—	—	$—

John Sateri
Other Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles(1):	[●]	$[●]	[●]	$[●]
Other Accounts:	—	$—	—	$—

Terry Lee Brubaker
Other Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles(1):	[●]	$[●]	[●]	$[●]
Other Accounts:	—	$—	—	$—

Laura Gladstone
Other Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles(1):	[●]	$[●]	[●]	$[●]
Other Accounts:	—	$—	—	$—

(1)

[Represents two business development companies and two real estate investment companies managed by the Adviser as well as the Adviser’s proprietary commingled vehicles (excluding any funds managed by the Adviser on behalf of a single investor or affiliated group of investors).]

Holdings of Portfolio Managers

As of [●], 2024 Mr. Gladstone beneficially owns $100,000 of the Class I Shares due to being the sole indirect owner of TGC.

Compensation of Portfolio Managers

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus bonuses. Each Portfolio Manager’s base salary is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonuses are tied to the post-tax performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonuses increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and incentive fees earned in managing its investment funds, including us. Pursuant to the Advisory Agreement, the Adviser receives a management fee and an incentive fee based on net investment income in excess of the hurdle rates as set out in the Advisory Agreement.

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Conflicts of Interest

Our executive officers and trustees, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our shareholders’ best interests. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of the Adviser, the Administrator, the Distributor, and each of the publicly traded business development companies and real estate investment trusts managed by the Adviser. In addition, Mr. Sateri, our president, is also Managing Director of the Adviser. Mr. Malesardi, our chief financial officer, is also chief financial officer of the Adviser. While portfolio managers and the officers and other employees of the Adviser devote as much time to the management of us as appropriate to enable the Adviser to perform its duties in accordance with the Advisory Agreement, the portfolio managers and other of the Adviser’s officers may have conflicts in allocating their time and services among us, on the one hand, and other investment vehicles managed by the Adviser, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the portfolio managers and the officers and employees of the Adviser will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to us or the other funds that are managed by the Adviser with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities it manages. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Trustees. As of [●], 2024, the Board has approved the following types of transactions:

•

Our affiliates, Gladstone Commercial and Gladstone Land, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial or Gladstone Land, as applicable, and (iii) the transaction is approved by a majority of our independent trustees and a majority of the independent directors of Gladstone Commercial or Gladstone Land, as applicable. We expect that any such negotiations between Gladstone Commercial or Gladstone Land and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•

We may invest simultaneously with Gladstone Capital or Gladstone Investment in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Pursuant to the Co-Investment Order, we may co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital, Gladstone Investment and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing subject to the conditions in the Co-Investment Order.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity for one of our portfolio companies, such

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officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our shareholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in the Shares will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our shareholders, giving rise to a conflict.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we expect to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by the Board of Trustees, the Adviser will be primarily responsible for ensuring the execution of transactions involving publicly traded securities and the review of brokerage commissions in respect thereof, if any. In the event that the Adviser ensures the execution of such transactions, we do not expect the Adviser to execute transactions through any particular broker or dealer, but we would expect the Adviser to seek to obtain the best net results for us, taking into account such factors as price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the broker dealer and the broker dealer’s risk and skill in positioning blocks of securities. While we expect that the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker dealer based partly upon brokerage or market research services provided to us, the Adviser and any of its other clients, if any. In return for such services, we may pay a higher commission than other broker dealers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker dealer viewed in terms either of the particular transaction or the Adviser’s overall responsibilities with respect to all of the Adviser’s clients.

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TAX MATTERS

The following discussion of U.S. federal income tax consequences of investment in Shares is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described tax consequences that we have assumed to be generally known by investors or certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, real estate investment trusts, dealers in securities, shareholders holding Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Shares as part of a hedge, straddle, or conversion transaction, shareholders that are treated as partnerships for U.S. federal income tax purposes, U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.

A “U.S. shareholder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” is a beneficial owner of Shares that is not a U.S. shareholder or an entity that is treated as a partnership for U.S. federal income tax purposes.

An investment in our Shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to a shareholder of an investment in our Shares will depend on the facts of such shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our Shares, as well as the effect of state, local and foreign tax laws and the effect of any possible changes in tax laws.

Taxation of the Fund

We intend to elect to be treated and to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level federal income taxes on our net investment income or capital gains that we timely distribute (or are deemed to distribute, except

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with respect to certain retained capital gains as discussed below) to our Shareholders as dividends. Instead, dividends that we distribute (or are deemed to timely distribute) generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. Our qualification and taxation as a RIC depends upon our ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that we will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, we must, among other things: (a) derive at least 90% of our gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (collectively, the “90% Income Test”); (b) diversify our holdings so that, at the end of each quarter of our taxable year, (i) at least 50% of the value of our total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested, including through corporations in which we owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that we control and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below) (collectively, the “Diversification Tests”); and (c) distribute with respect to each taxable year at least 90% of the sum of our investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year (the “Annual Distribution Requirement”). Our qualification and taxation as a RIC depend upon our ability to satisfy on a continuing basis, through actual, annual operating results, such distribution, income and asset, and other requirements imposed under the Code, no assurance can be given that we will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each one-year period ending on October 31 of such year (or November 30 or December 31 of that year if we are permitted to elect and so elects), and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax Requirement”). For purposes of the Excise Tax Requirement, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, we will be treated as having distributed any amount on which we are subject to corporate income tax for the taxable year ending within the calendar year. We intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that we will be able to or will do so.

We intend to distribute to our shareholders, at least annually, all or substantially all of our investment company taxable income (computed without regard to the dividends-paid deduction), our net tax-exempt income

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(if any) and our net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by us will be subject to tax at the fund level at regular corporate rates. In the case of net capital gain, we are permitted to designate the retained amount as undistributed capital gain in a timely notice to our shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by us on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If we make this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. We are not required to, and there can be no assurance that we will, make this designation if we retain all or a portion of our net capital gain in a taxable year.

In connection with any future borrowings, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the 1940 Act, we are generally not permitted to make distributions to our shareholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

We may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which we do not receive a corresponding payment in cash. Because such amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Requirement, even though We will not have received any corresponding cash amount. In order to enable us to make distributions to shareholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement and the Excise Tax Requirement we may need to liquidate or sell some of our assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of our income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect our ability to meet the diversification test in (b) above.

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If we fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of the taxable year, we may still continue to be taxed as a RIC for the relevant taxable year if we are eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

If we were to fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay corporate-level tax on the unrealized appreciation recognized during the succeeding five-year period unless we make a special election to recognize gain to the extent of any unrealized appreciation in our assets at the time of requalification.

If we are unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at the regular corporate U.S. federal income tax rate (and we also would be subject to any applicable state and local taxes). We would not be able to deduct distributions to shareholders and would not be required to make distributions for U.S. federal income tax purposes. Distributions generally would be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. shareholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as capital gains.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against our net investment income. Instead, potentially subject to certain limitations, we may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether we retain or distribute such gains. We may carry net capital losses forward to one or more subsequent taxable years without expiration. We must apply such carryforwards first against gains of the same character.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Fund Distributions

We intend to declare income dividends daily and distribute them to common shareholders monthly. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares pursuant to our dividend reinvestment plan. A shareholder whose distributions are reinvested in Shares under the dividend reinvestment plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Shares issued to the shareholder, which amount will also be equal to the net asset value of such Shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the dividend reinvestment plan in additional Shares.

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For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long we owned (or are deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her Shares. In general, we will recognize long-term capital gain or loss on investments we have owned (or are deemed to have owned) for more than one year, and short-term capital gain or loss on investments we have owned (or are deemed to have owned) for one year or less. Tax rules can alter our holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of Shareholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares.

Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by us as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and fund levels. We do not expect a significant portion of distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by our corporate shareholders will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by us from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and fund levels. We do not expect a significant portion of distributions to be eligible for the dividends-received deduction.

Any distribution of income that is attributable to dividend income received by us on securities we temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by us, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If, in and with respect to any taxable year, we make a distribution in excess of our current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such Shares. If we issue one or more series of preferred shares, where one or more such distributions occur in and with respect to any taxable year, the available earnings and profits will be allocated first to the distributions made to the holders of such preferred shares, and only thereafter to distributions made to holders of Shares. In such case, the holders of preferred shares will receive a disproportionate share of the distributions, if any, treated as dividends, and the holders of the Shares will receive a disproportionate share of the distributions, if any, treated as a return of capital.

A distribution by us will be treated as paid on December 31 of any calendar year if it is declared by us in October, November or December with a record date in such a month and paid by us during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed our realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are

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likely to occur in respect of Shares purchased at a time when our net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when our net asset value also reflects unrealized losses.

Distributions out of our current and accumulated earnings and profits will not be eligible for the 20% pass-through deduction under Section 199A of the Code, although qualified REIT dividends earned by us may qualify for the 20% pass-through deduction under Section 199A deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in us.

We will not be considered to be a “publicly offered” RIC if we do not have at least 500 shareholders at all times during a taxable year and our Shares are not treated as continuously offered pursuant to a public offering or our Shares are not regularly traded on an established securities market. It is possible that we will not be treated as a “publicly offered” RIC for one or more of our taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to our status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other regulated investment companies that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those shareholders under current law.

Sales, Exchanges or Redemptions of Shares

The sale, exchange or repurchase of our Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of our Shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of our Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of our Shares will be disallowed under the Code’s “wash sale” rule if other substantially identical Shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

A repurchase by us of a shareholder’s Shares pursuant to a repurchase offer (as described in the Prospectus) generally will be treated as a sale or exchange of the Shares by a shareholder provided that either (i) the shareholder tenders, and we repurchase, all of such shareholder’s Shares, thereby reducing the shareholder’s percentage ownership of us, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of us following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in us, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of us (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from us under Section 301 of the Code with

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respect to the Shares held (or deemed held under Section 318 of the Code) by the shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by us to such shareholder for the Shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of our current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the Shares held after the repurchase offer, and thereafter as capital gain. Any Shares held by a shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling Shares pursuant to a particular repurchase offer, shareholders who do not sell Shares pursuant to that repurchase offer will not realize constructive distributions on their Shares as a result of other shareholders selling Shares in the repurchase offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the us increases as a result of that repurchase offer, including shareholders who do not tender any Shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of us as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of our cash to repurchase Shares may adversely affect our ability to satisfy the distribution requirements for treatment as a RIC described above. We may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case we would take any such income into account in determining whether such distribution requirements have been satisfied.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their Shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the repurchase offer.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by us may not be deductible, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by us may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by us in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, we may elect to accrue market discount currently, in which case we will be required to include the accrued market discount on such debt obligation in our income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount

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accrues, and thus is included in our income, will depend upon which of the permitted accrual methods we elect. We reserve the right to revoke such an election at any time pursuant to applicable IRS procedures. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. However, the Treasury Department has issued final regulations providing that Section 451 does not apply to accrued market discount. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

From time to time, a substantial portion of our investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, we may be required to sell securities in our portfolio (including when it is not advantageous to do so) that we otherwise would have continued to hold.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by us may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). We will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in our income, will depend upon which of the permitted accrual methods we elect.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring the payment of its distributions, we may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though we have not yet actually received the cash distribution.

In addition, PIK obligations will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though we receive no interest payment in cash on the security during the year.

If we hold the foregoing kinds of obligations, or other obligations subject to special rules under the Code, we may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest we actually received. Such distributions may be made from our cash assets or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). We may realize gains or losses from such dispositions. In the event we realize net capital gains from such transactions, our shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.

Higher-Risk Securities

We may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for us. Tax rules are not entirely clear about issues such as whether or to what extent we should recognize market discount on such a debt obligation, when we may cease to

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accrue interest, OID or market discount, when and to what extent we may take deductions for bad debts or worthless securities and how we should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by us when, as and if we invest in such securities, in order to seek to ensure that we distribute sufficient income to preserve our status as a RIC and does not become subject to federal income or excise tax.

Securities Purchased at a Premium

Very generally, where we purchase a bond or other debt security at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of such security. In the case of a taxable bond, if we make an election applicable to all such bonds we purchase, which election is irrevocable without consent of the IRS, we reduce the current taxable income from the bond by the amortized premium and reduces our tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, we are permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require us to reduce our tax basis by the amount of amortized premium.

Certain Investments in REITs

Any investment by us in equity securities of REITs may result in our receipt of cash in excess of the REIT’s earnings; if we distribute these amounts, these distributions could constitute a return of capital to our shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require us to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, we may be required to sell securities in our portfolio (including when it is not advantageous to do so) that we otherwise would have continued to hold. Dividends received by us from a REIT generally will not constitute qualified dividend income.

Distributions by us to our shareholders that we properly report as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. We are permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Foreign Currency Transactions

Our transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions and may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by us to offset income or gains earned in subsequent taxable years.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

In general, option premiums received by us are not immediately included in our income. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or we transfer

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or otherwise terminate the option (e.g., through a closing transaction). If a call option written by us is exercised and we sell or deliver the underlying stock, we generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by us minus (b) our basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by us pursuant to the exercise of a put option written by us, we will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of our obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by us is greater or less than the amount paid by us (if any) in terminating the transaction. Thus, for example, if an option written by us expires unexercised, we generally will recognize short-term capital gain equal to the premium received.

Our options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by our long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.

The tax treatment of certain positions entered into by us, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by us at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Other Transactions

In addition to the special rules described above in respect of futures and options transactions, our transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by us are treated as ordinary or capital, accelerate the recognition of income or gains to us, defer losses to us, and cause adjustments in the holding periods of our securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether we have made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

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Book-Tax Differences

Certain of our investments in derivative instruments and foreign currency-denominated instruments, and any of our transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and our book income is less than the sum of its taxable income and net tax-exempt income (if any), we could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if our book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of our remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign (non-U.S.) Taxation

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. A tax-exempt shareholder could realize UBTI by virtue of its investment in us if Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if we recognize “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by us exceeds our investment company taxable income (after taking into account deductions for dividends paid by us).

Non-U.S. Shareholders

The following discussion only applies to certain non-U.S. shareholders. Whether an investment in the Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in the Shares. The following discussion does not apply to non-U.S. shareholders that are engaged in a U.S. trade or business or hold their Shares in connection with a U.S. trade or business.

Distributions of our “investment company taxable income” to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. Actual or deemed distributions of our net capital gain to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of our Shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. No assurance can be provided as to whether

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any of our distributions will be reported as eligible for this exemption. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.)

In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. shareholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements. We expect that a portion of our dividends will qualify as interest-related dividends, although we cannot assure you the exact proportion that will so qualify.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

We have the ability to declare a large portion of a dividend in Shares. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. shareholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in Shares. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. shareholder.

Non-U.S. shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

In order for a non-U.S. shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding our Shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding our Shares through non-U.S. entities should consult their tax advisers about their particular situation.

A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

A beneficial holder of Shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

We are generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish us with a

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correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to us that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require us to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, we may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends we pay. If a payment by us is subject to FATCA withholding, we are required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends). In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their Shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares and proceeds from the sale of their Shares. Under certain circumstances, a non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of us could be required to report annually their “financial interest” in our foreign “financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in us through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

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PROXY VOTING POLICY AND PROXY VOTING RECORD

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our trustee who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our shareholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold.

Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our Independent Trustees, and may request guidance from us on how to vote such proxies.

We are required to file our proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available by request by calling us (collect) at (703) 287-5800 or on the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of [●], 2024, the beneficial ownership of (i) each trustee, (ii) each of the named executive officers, (iii) our executive officers and trustees as a group and (iv) each shareholder known to management to beneficially own more than 5% of the outstanding Shares.

Beneficial Ownership of Voting Securities

Name and Address (1)	Number of Common Shares (3)	Percent of Total Shares
Interested Trustees:
David Gladstone	10,000	100%
Paula Novara	—	*
Independent Trustees:
Paul W. Adelgren	—	*
Michela A. English	—	*
Katharine C. Gorka	—	*
John H. Outland	—	*
Anthony W. Parkerp	—	*
Walter H. Wilkinson, Jr.	—	*
Officers (that are not also Trustees):
Michael Malesardi	—	*
John Sateri	—	*
All officers and trustees as a group (10 persons)		* %
Greater than 5% Shareholders (2)

The Gladstone Companies, Inc.	10,000	100%

*	Less than 1%
(1)	The address of each Trustee and officer is c/o Gladstone Alternative Income Fund, 1521 Westbranch Drive, Suite 100, McLean, VA 22102.
(2)	The address of The Gladstone Companies, Inc. is 1521 Westbranch Drive, Suite 100, McLean, VA 22102.
(3)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is our independent registered public accounting firm and must be approved at least annually by the Board of Trustees to continue in such capacity. PricewaterhouseCoopers LLP performs audit services, tax and other audit related services for us, including the examination of financial statements included in our annual reports to shareholders.

LEGAL COUNSEL

We have engaged Kirkland & Ellis LLP to serve as our legal counsel. In addition, the legality of Shares offered by the prospectus will be passed upon for us by Richards, Layton & Finger, P.A.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by us with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to us and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding us. Our financial statements have been audited by PricewaterhouseCoopers LLP.

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APPENDIX A

[Financial Statements to be filed by Amendment]

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PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements.

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information by amendment.

2.	Exhibits:

a.1	Certificate of Trust dated May 29, 2024. (incorporated by reference to exhibit a.1 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

a.2	Declaration and Agreement of Trust dated May 29, 2024. (incorporated by reference to exhibit a.2 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

b.	By-Laws of Registrant.*

c.	Not applicable.

d.1	Not applicable.

d.2	Not applicable.

e.	Dividend Reinvestment Plan.*

f.	Not applicable.

g.1	Investment Advisory Agreement.*

g.2	Expense Support and Conditional Reimbursement Agreement.*

h.	Distribution Agreement.*

i.	Not applicable.

j.	Custody Agreement.*

k.1	Transfer Agency and Service Agreement.*

k.2	Administration Agreement.*

l.	Opinion and consent of Richards Layton & Finger, P.A.*

m.	Not applicable.

n.	Consent of Registrant’s independent registered public accounting firm.*

o.	Not applicable.

p.	Subscription Agreement.

q.	Not applicable.

r	Joint Code of Ethics of Registrant and Gladstone Management Corporation.*

s.	Not applicable

t.1	Power of Attorney.*

t.2	Consent to be Named as Trustee (Adelgren) (incorporated by reference to exhibit t.2 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

t.3.	Consent to be Named as Trustee (English) (incorporated by reference to exhibit t.3 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

t.4	Consent to be Named as Trustee (Novara) (incorporated by reference to exhibit t.4 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

t.5	Consent to be Named as Trustee (Outland) (incorporated by reference to exhibit t.5 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

t.6	Consent to be Named as Trustee (Parker) (incorporated by reference to exhibit t.6 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

t.7	Consent to be Named as Trustee (Wilkinson) (incorporated by reference to exhibit t.7 to the Registrant’s Registration Statement on Form N-2 (file no. 333-280771, filed on July 12, 2024)

t.8	Consent to be Named as Trustee (Gorka)

*To	be filed by amendment.

Item 26: Marketing Arrangements

To be provided by amendment.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$—
Printing and engraving expenses	*
Legal fees	*
Accounting expenses	*
Miscellaneous fees and expenses	*

Total	*

*To	be completed by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

As of the date hereof, there are no entities that are considered to be “controlled”, within the meaning of the Investment Company Act of 1940, by the Registrant.

The Registrant may also be deemed to be under “common control” with the following entities: Gladstone Capital Corporation, a Maryland corporation; Gladstone Investment Corporation, a Delaware corporation; Gladstone Commercial Corporation, a Maryland corporation; and Gladstone Land Corporation, a Maryland corporation; by virtue of the fact that they are advised by the Registrant’s investment adviser, Gladstone Management Corporation, as well as Gladstone Participation Fund, LLC, a Delaware limited liability company, because 100% of its voting securities are owned by Gladstone Management Corporation.

Item 29: Number of Holders of Securities

Set forth below is the number of record holders as of [●], 2024 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Common shares of beneficial interest, Class I Shares	1

Item 30: Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Agreement”) and bylaws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Advisory Agreement between us and our Adviser, as well as the administration agreement between us and our Administrator, will each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as our investment adviser, or the rendering of our Administrator’s services under the administration agreement, or otherwise as an administrator for us, as applicable.

The Distribution Agreement will provide, among other things, that the Registrant will indemnify, defend and hold harmless the Distributor and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (i) the Distributor serving as principal underwriter of the Registrant pursuant to the Distribution Agreement; (ii) the Registrant’s material breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (iii) the Registrant’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that this Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the Securities Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein shares of the Registrant are sold except that the Distributor shall be liable for any liability to the Registrant or its shareholders to the extent such damages arise out of the Distributor’s willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A and Part B of this Registration Statement in the sections entitled “Management of the Fund”. Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-61440), and is incorporated herein by reference.

Item 32: Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Gladstone Alternative Income Fund, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;
(2)	the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;
(3)	the Transfer Agent, SS&C GIDS, Inc., 1055 Broadway Street, Kansas City, Missouri 64105.; and
(4)	the Custodian, [●].

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Not applicable.

2.	Not applicable.

3.

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “Securities Act”); (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

(1) if the Registrant is relying on Rule 430B under the Securities Act: (A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C under the Securities Act: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and the Commonwealth of Virginia on the 28th day of August 2024.

Gladstone Alternative Income Fund

BY:	/s/ David Gladstone
Name: David Gladstone
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ David Gladstone David Gladstone	Sole Trustee and Chief Executive Officer (principal executive officer)	August 28, 2024

/s/ Michael Malesardi Michael Malesardi	Chief Financial Officer (principal financial officer and principal accounting officer)	August 28, 2024